                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant [x]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:
     [ ] Preliminary Proxy Statement       [ ] Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     [x] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                               XETEL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and
         0-11.

     (1) Title of each class of securities to which transaction applies:


--------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:


--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


--------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:


--------------------------------------------------------------------------------
     (5) Total fee paid:

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:


--------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:


--------------------------------------------------------------------------------
     (3) Filing Party:


--------------------------------------------------------------------------------
     (4) Date Filed:


--------------------------------------------------------------------------------

XETEL LOGO

                                            July 11, 1997

To Our Stockholders:

     You are cordially invited to attend the Annual Meeting of Stockholders ("Annual Meeting") of XeTel Corporation, a Delaware Corporation (the "Company"), which will be held at 10:30 A.M. Central Time on Tuesday, August 12, 1997, at the Company's offices located at 2105 Gracy Farms Lane, Austin, Texas 78758.

     The enclosed Proxy Statement more fully describes the details of the business to be conducted at the Annual Meeting.

     After careful consideration, the Company's Board of Directors has unanimously approved the proposals and recommends that you vote FOR each such proposal.

     Your vote is important to the Company. After reading the Proxy Statement, please mark, date, sign and return by no later than July 23, 1997, the enclosed proxy card in the accompanying reply envelope. If you decide to attend the Annual Meeting, please notify the Secretary of the Company that you wish to vote in person and your proxy will not be voted. YOUR SHARES CANNOT BE VOTED UNLESS YOU MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY, OR ATTEND THE ANNUAL MEETING IN PERSON.

     A copy of the Company's Fiscal Year 1997 Annual Report to Stockholders is also enclosed.

     The Board of Directors and Management look forward to seeing you at the Annual Meeting.

                                            Sincerely,

                                            /s/ ANGELO A. DECARO, JR.
                                            Angelo A. DeCaro, Jr.
                                            President and Chief Executive
                                            Officer

--------------------------------------------------------------------------------

2525 BROCKTON DRIVE  -  AUSTIN, TEXAS 78758  -  (512) 435-1000  -  FAX (512)
834-9250
--------------------------------------------------------------------------------

                                   XETEL LOGO

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD AUGUST 12, 1997

To the Stockholders of XeTel Corporation:

     The Annual Meeting of Stockholders ("Annual Meeting") of XeTel Corporation, will be held at 10:30 A.M. Central Time on Tuesday, August 12, 1997, at the Company's offices located at 2105 Gracy Farms Lane, Austin, Texas 78758 for the following purposes:

          (i) to elect one Director to serve until the annual stockholders' meeting in 1999, and two Directors to serve until the annual stockholders' meeting in 2000, or in each case until their successors are elected and qualified;

          (ii)  to approve the Company's 1997 Stock Incentive Plan;

          (iii) to approve the Company's Employee Stock Purchase Plan; and

          (iv) to transact such other business as may properly come before the Annual Meeting and any adjournment or adjournments thereof.

     The foregoing items of business are more fully described in the proxy statement accompanying this notice.

     The record date for determining those stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof is June 18, 1997. A list of the stockholders entitled to vote at the Annual Meeting will be available for inspection at the Company's principal executive offices located at 2525 Brockton Drive, Austin, Texas 78758 for at least 10 days prior to the Annual Meeting.

     All stockholders are cordially invited to attend the Annual Meeting. However, to assure your representation at the meeting, please carefully read the accompanying proxy statement, which describes the matters to be voted upon at the Annual Meeting, and mark, date, sign and return the enclosed proxy card in the reply envelope provided. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be returned to ensure that all your shares will be voted. If you attend the Annual Meeting and vote by ballot, your proxy vote will be revoked automatically and only your vote at the Annual Meeting will be counted. The prompt return of your proxy card will assist us in preparing for the Annual Meeting.

                                            By order of the Board of Directors,

                                          /s/ JULIAN C. HART

                                            Julian C. Hart
                                            Secretary

Austin, Texas
July 11, 1997

                             YOUR VOTE IS IMPORTANT

     IF YOU DO NOT EXPECT TO ATTEND THE ANNUAL MEETING, OR IF YOU DO PLAN TO ATTEND BUT WISH TO VOTE BY PROXY, PLEASE COMPLETE, SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                               XETEL CORPORATION
                             ---------------------

                                PROXY STATEMENT
                             ---------------------

                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON AUGUST 12, 1997

                      GENERAL INFORMATION FOR STOCKHOLDERS

     THE ENCLOSED PROXY ("PROXY") IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS (THE "BOARD") OF XETEL CORPORATION, A DELAWARE CORPORATION (THE "COMPANY"), FOR USE AT THE 1997 ANNUAL MEETING OF STOCKHOLDERS (THE "ANNUAL MEETING") TO BE HELD AT 10:30 A.M. CENTRAL TIME ON TUESDAY, AUGUST 12, 1997, AT THE COMPANY'S OFFICES LOCATED AT 2105 GRACY FARMS LANE, AUSTIN, TEXAS 78758, AND AT ANY ADJOURNMENT THEREOF.

     This proxy statement and the accompanying form of Proxy are to be first mailed to the stockholders entitled to vote at the Annual Meeting on or about July 11, 1997.

RECORD DATE AND VOTING

     Stockholders of record at the close of business on June 18, 1997 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting. As of the close of business on such date, there were 8,835,810 shares of the Company's common stock, $0.0001 par value per share (the "Common Stock"), outstanding and entitled to vote, held by 119 registered stockholders of record in street name for the benefit of approximately 2,100 owners. Each stockholder is entitled to one vote for each share of Common Stock held by such stockholder as of the Record Date. If a choice as to the matters coming before the Annual Meeting has been specified by a stockholder on the Proxy, the shares will be voted accordingly. If no choice is specified, the shares will be voted IN FAVOR OF the approval of the proposals described in the notice of annual meeting and in this proxy statement. Abstentions and broker non-votes (i.e., the submission of a Proxy by a broker or nominee specifically indicating the lack of discretionary authority to vote on the matter) are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes, whereas broker non-votes will not be counted for purposes of determining whether a proposal has been approved or not.

     Any stockholder or stockholder's representative who, because of a disability, may need special assistance or accommodation to allow him or her to participate at the Annual Meeting may request reasonable assistance or accommodation from the Company by contacting Investor Relations in writing at 2525 Brockton Drive, Austin, Texas 78758 or by telephone at (512) 435-1228. To provide the Company sufficient time to arrange for reasonable assistance, please submit such requests by July 29, 1997.

                                   IMPORTANT

     PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED, POSTAGE-PREPAID, RETURN ENVELOPE BY NO LATER THAN JULY 23, 1997, SO THAT IF YOU ARE UNABLE TO ATTEND THE ANNUAL MEETING, YOUR SHARES MAY BE VOTED.

REVOCABILITY OF PROXIES

     Any stockholder giving a Proxy pursuant to this solicitation may revoke it at any time prior to its exercise by filing with the Assistant Secretary of the Company at its offices at 2525 Brockton Drive, Austin, Texas 78758 a written notice of such revocation or a duly executed Proxy bearing a later date, or by attending the Annual Meeting and voting in person.

SOLICITATION

     This solicitation of proxies is made for the Board, and the Company will bear the costs of the solicitation, including the expense of preparing, assembling, photocopying and mailing this proxy statement and the material used in this solicitation of Proxies. It is contemplated that Proxies will be solicited principally through the mails, but directors, officers and regular employees of the Company may solicit Proxies personally or by telephone. Although there is no formal agreement to do so, the Company may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding the proxy materials to their principals. The Company may pay for and use the services of individuals or companies not regularly employed by the Company in connection with the solicitation of Proxies if the Board determines that it is advisable.

     THE COMPANY'S ANNUAL REPORT TO STOCKHOLDERS FOR THE YEAR ENDED MARCH 29, 1997 (THE "ANNUAL REPORT") HAS BEEN MAILED CONCURRENTLY WITH THE MAILING OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT TO ALL STOCKHOLDERS ENTITLED TO NOTICE OF AND TO VOTE AT THE ANNUAL MEETING. THE ANNUAL REPORT IS NOT INCORPORATED INTO THIS PROXY STATEMENT AND IS NOT CONSIDERED PROXY SOLICITING MATERIAL.

                 MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

                  PROPOSAL ONE -- ELECTION AND RATIFICATION OF
                            APPOINTMENT OF DIRECTORS

GENERAL

     The Board is divided into three classes, with the term of office of one class expiring each year. The Company currently has five Directors, with one (1) Director in Class I, two (2) Directors in Class II and two (2) Directors in Class III. Julian C. Hart, formerly a Class I Director, resigned his position on the Board effective May 8, 1997 and on such date the remaining members of the Board appointed Sam L. Densmore to serve as Director for the remainder of the term of office for a Class I Director. The terms of office of Directors Kozo Sato and Raimon L. Conlisk expire at the Annual Meeting, and the terms of office of each of Ronald W. Guire and Angelo A. DeCaro, Jr. expire at the 1998 annual meeting. At the Annual Meeting, stockholders will be asked to elect two (2) Directors with a term of three (3) years and elect one (1) Director with a term of two (2) years by ratifying the Board appointment to fill the vacant Class I Board seat.

VOTE REQUIRED

     Each nominee receiving the affirmative votes of a majority of the shares present in person or represented by Proxy at the Annual Meeting and entitled to vote on the election of directors shall be elected to the Board. Votes withheld from any Director are counted for purposes of determining the presence or absence of a quorum, but have no legal effect under Delaware law. While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions and broker non-votes in the election of directors, the Company believes that both abstentions and broker non-votes should be counted for purposes of whether a quorum is present at the Annual Meeting. In the absence of precedent to the contrary, the Company intends to treat abstentions and broker non-votes with respect to the election of Directors in this manner.

     Unless otherwise instructed, the proxy holders will vote the Proxies received by them for the Company's nominees named below, all of which are presently Directors of the Company. If any nominee of the Company is unable or declines to serve as a Director at the time of the Annual Meeting, the Proxies will be voted for any nominee who is designated by the present Board to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a Director. THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE NOMINEES LISTED BELOW.

NOMINEES FOR ELECTION AT THE ANNUAL MEETING

     The name of the nominees and certain information about each are set forth below:

          NAME OF NOMINEE            AGE            POSITION/PRINCIPAL OCCUPATION
          ---------------            ---            -----------------------------
Kozo Sato..........................  57     Chairman of the Board of Directors (Class II)
Raimon L. Conlisk..................  74     Director (Class II)
Sam L. Densmore....................  56     Director (Class I)

     MR. SATO has served as Chairman of the Board of Directors of the Company since 1986 and previously served as its Chief Executive Officer from 1986 to August 1995. Since 1984, Mr. Sato has also served as the Chief Executive Officer and President and as a Director of Rohm U.S.A., Inc., a wholly owned subsidiary of Rohm Co., Ltd., Japan, a diversified electronics company.

     MR. CONLISK has served as a Director of the Company since 1991. Since 1977, Mr. Conlisk has served as President of Conlisk Associates, an international management consulting firm serving high technology companies. Mr. Conlisk formerly served with Quantic Industries, Inc., a privately held manufacturer of electronic systems and devices, as a Director from 1970 until his retirement in 1990, as Chairman from 1984 until his retirement and as President from 1984 to 1989. From 1970 to 1973, and from 1987 to 1990, Mr. Conlisk served as a Director of the American Electronics Association. Mr. Conlisk has served as Chairman of the Board of EXAR Corporation ("EXAR") since 1994, after serving as a Director from 1985 and Vice Chairman of the Board of EXAR from 1990. He has served as Chairman of the Board of SBE, Inc. ("SBE") since 1997, after serving as a Director of SBE from 1991.

     MR. DENSMORE has served as a Director of the Company since May 1997. Mr. Densmore has served with RF Monolithics, Inc., a radio frequency component and module designer and manufacturer, since 1993, including as President and Chief Executive Officer since 1996, Director since 1994 and Executive Vice President, Chief Operating Officer, Chief Financial Officer and Secretary form 1993 to 1996. In 1991, Mr. Densmore founded the IBC Group, a private consulting company, and served as its President from 1991 to 1993. From 1984 to 1990, Mr. Densmore was employed at Recognition International, Inc., a document image processing company. During that period, Mr. Densmore served as Senior Vice President, Treasurer and Chief Financial Officer from 1989 to 1990 and Vice President of Corporate Development from 1984 to 1989. Mr. Densmore is a Certified Public Accountant.

INCUMBENT DIRECTORS WHOSE TERMS OF OFFICE CONTINUE AFTER THE ANNUAL MEETING

     The names and certain other information about the Directors whose terms of office continue after the Annual Meeting are set forth below:

    NAME OF NOMINEE       AGE                   POSITION/PRINCIPAL OCCUPATION
    ---------------       ---                   -----------------------------
Angelo A. DeCaro, Jr....  45     President, Chief Executive Officer and Director (Class III)
Ronald W. Guire.........  48     Director (Class III)

     MR. DECARO has served as a Director and President of the Company since 1993, and in August 1995 was elected its Chief Executive Officer. Mr. DeCaro was employed by IBM from 1974 to 1993, and served as Director of Operations-Printed Wiring Board and Services at IBM's circuit board facility in Austin, Texas from 1992 to 1993, and Plant Manager of the same facility from 1989 to 1992.

     MR. GUIRE has served as a Director of the Company since 1986 and as Secretary from 1991 to September 1996. Mr. Guire has served with EXAR, a semiconductor designer and manufacturer, since 1984 including as Executive Vice President since June 1995, as Senior Vice President from 1989 to 1995 and as a Director, Secretary of the Board of Directors and Chief Financial Officer since 1985. Mr. Guire was formerly a partner in the public accounting firm of Graubart & Co. from 1979 to 1985.

     There is no family relationship between any Director of the Company.

                   PROPOSAL TWO -- APPROVAL OF THE COMPANY'S
                           1997 STOCK INCENTIVE PLAN

     The Company's stockholders are being asked to approve the 1997 Stock Incentive Plan (the "1997 Plan") as the successor to the Company's existing 1992 Stock Option Plan (the "Predecessor Plan") effective as the close of the Annual Meeting. The 1997 Plan will become effective immediately upon such stockholder approval, and all outstanding options under the Predecessor Plan will be incorporated into the 1997 Plan at that time. The Predecessor Plan will terminate, and no further option grants or share issuances will be made under the Predecessor Plan. However, all outstanding options under the Predecessor Plan will continue to be governed by the terms and conditions of the existing option agreements for those grants except to the extent the Board or an appropriately designated committee of the Board (the "Committee") elects to extend one or more features of the 1997 Plan to those options.

     The 1997 Plan was adopted by the Board on June 18, 1997 and is designed to serve as a comprehensive equity incentive program to attract and retain the services of individuals essential to the Company's long-term growth and financial success. Accordingly, officers and other key employees, non-employee Board members and consultants and other advisors in the service of the Company or any subsidiary corporation will have the opportunity to acquire a meaningful equity interest in the Company through their participation in the 1997 Plan.

     The following is a summary of the principal features of the 1997 Plan. The summary, however, does not purport to be a complete description of all the provisions of the 1997 Plan. Any shareholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Secretary at the Company's principal executive offices in Austin, Texas.

EQUITY INCENTIVE PROGRAMS

     The 1997 Plan contains four separate equity incentive programs: (i) a Discretionary Option Grant Program, (ii) a Salary Investment Option Grant Program, (iii) a Stock Issuance Program and (iv) an Automatic Option Grant Program. The principal features of these programs are described below. The 1997 Plan (other than the Automatic Option Grant Program) will be administered by the Committee. The Committee will have complete discretion (subject to the provisions of the 1997 Plan) to authorize option grants and direct stock issuances under the 1997 Plan. However, all grants under the Automatic Option Grant Program will be made in strict compliance with the provisions of that program, and no administrative discretion will be exercised by the Committee with respect to the grants made thereunder.

SHARE RESERVE

     2,065,000 shares of Common Stock have been reserved for issuance over the ten (10) year term of the 1997 Plan. This reserve increases the approximately 1,565,000 shares of Common Stock for issuance under the Predecessor Plan by 500,000 shares which increase was approved by the Board on June 18, 1997. Of the 500,000 share increase under the 1997 Plan, 100,000 shares will be reserved for issuance under the Stock Issuance and Automatic Option Grant Programs and the remaining 400,000 shares will be reserved for issuance under the Discretionary Option Grant and Salary Investment Option Grant Programs. In no event may any one participant in the 1997 Plan be granted stock options, separately exercisable stock appreciation rights and direct stock issuances for more than 400,000 shares in any calendar year beginning with the 1997 calendar year.

     As of March 29, 1997, options for 1,485,100 shares of Common Stock were outstanding under the Predecessor Plan, and approximately 80,000 shares of Common Stock remained available for future option grants.

     In the event any change is made to the outstanding shares of Common Stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to the securities issuable (in the aggregate and to each participant) under the 1997 Plan and to the securities and exercise price under each outstanding option.

ELIGIBILITY

     Officers and employees, non-employee Board members and consultants and independent advisors in the service of the Company or any parent or subsidiary corporation (whether now existing or subsequently established) will be eligible to participate in the Discretionary Option Grant and Stock Issuance Programs, and officers and other selected employees will also be eligible to participate in the Salary Investment Option Grant Program. Only non-employee members of the Board will be eligible to participate in the Automatic Option Grant Program.

     As of March 29, 1997 approximately seven (7) executive officers, 543 other employees and three (3) non-employee Board members were eligible to participate in the 1997 Plan, and three (3) non-employee Board members were eligible to participate in the Automatic Option Grant Program.

VALUATION

     The fair market value per share of Common Stock on any relevant date under the 1997 Plan will be the closing selling price per share on that date on the Nasdaq National Market. On March 27, 1997, the closing selling price per share was $5.00.

                       DISCRETIONARY OPTION GRANT PROGRAM

     Options may be granted under the Discretionary Option Grant Program at an exercise price per share not less than eighty five percent (85%) of the fair market value per share of Common Stock on the option grant date. No granted option will have a term in excess of ten years.

     Upon cessation of service, the optionee will have a limited period of time in which to exercise any outstanding option to the extent such option is exercisable for vested shares. The Committee will have complete discretion to extend the period following the optionee's cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability or vesting of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee's actual cessation of service.

     The Committee is authorized to issue limited stock appreciation rights in connection with option grants made to officers of the Company under the Discretionary Option Grant Program. Any option with such a limited stock appreciation right in effect may be surrendered to the Company upon the successful completion of a hostile take-over of the Company. In return for the surrendered option, the officer will be entitled to a cash distribution from the Company in an amount per surrendered option share equal to the excess of (a) the take-over price per share over (b) the exercise price payable for such share.

     The Committee will have the authority to effect the cancellation of outstanding options under the Discretionary Option Grant Program which have exercise prices in excess of the then current market price of Common Stock and to issue replacement options with an exercise price based on the market price of Common Stock at the time of the new grant.

                     SALARY INVESTMENT OPTION GRANT PROGRAM

     The Committee will have complete discretion in implementing the Salary Investment Option Grant Program for one or more calendar years and in selecting the officers and other eligible individuals who are to participate in the program for those years. As a condition to such participation, each selected individual must, prior to the start of the calendar year of participation, file with the Committee an irrevocable authorization directing the Company to reduce his or her base salary for the upcoming calendar year by a designated multiple of one percent (1%). However, the salary reduction amount may not be less than Five Thousand Dollars ($5,000) and may not be more than Fifty Thousand Dollars ($50,000). To the extent the Committee approves the salary reduction authorization, the individual who filed that authorization will be granted an option under the Salary Investment Option Grant Program on or before the last trading day in January of the calendar year for which that salary reduction is to be in effect.

     Each option will be subject to substantially the same terms and conditions applicable to option grants made under the Discretionary Option Grant Program, except for the following differences:

     - The exercise price per share will be equal to one-third of the fair market value per share of Common Stock on the option grant date, and the number of option shares will be determined by dividing the total dollar amount of the authorized reduction in the participant's base salary by two-thirds of the fair market value per share of Common Stock on the option grant date. As a result, the total spread on the option (the fair market value of the option shares on the grant date less the aggregate exercise price payable for those shares) will equal the dollar amount of the optionee's base salary invested in the option.

     - The option will become exercisable for the option shares in a series of 12 successive equal monthly installments upon the optionee's completion of each calendar month of service in the calendar year for which the salary reduction is in effect.

     - Each option will remain outstanding for vested shares until the earlier of (i) the expiration of the ten (10) year option term or (ii) the expiration of the three (3) year period measured from the date the optionee's service terminates.

                             STOCK ISSUANCE PROGRAM

     Shares may be sold under the Stock Issuance Program at a price per share not less than eighty five percent (85%) of fair market value per share of Common Stock, payable in cash or through a promissory note payable to the Company. Shares may also be issued solely as a bonus for past services.

     The issued shares may either be immediately vested upon issuance or subject to a vesting schedule tied to the performance of service or the attainment of performance goals. The Committee will, however, have the discretionary authority at any time to accelerate the vesting of any unvested shares.

                         AUTOMATIC OPTION GRANT PROGRAM

     Under the Automatic Option Grant Program, each individual who first becomes a non-employee Board member on or after the Annual Meeting, whether through election by the stockholders or appointment by the Board, will receive, at the time of such initial election or appointment, an automatic option grant for 15,000 shares of Common Stock. In addition, on the date of each Annual Shareholders Meeting beginning with the Annual Meeting, each non-employee Board member (including individuals who first joined the Board prior to the Annual Meeting) who is to continue to serve as a non-employee Board member after such meeting, will automatically be granted an option grant for 5,000 shares provided each individual has served as a non-employee Board member for at least six (6) months. There will be no limit on the number of such 5,000 share option grants any one non-employee Board member may receive over his or her period of Board service.

     Each option will have an exercise price per share equal to 100% of the fair market value per share of Common Stock on the option grant date and a maximum term of ten (10) years measured from the option grant date.

     Each option will be immediately exercisable for all the option shares, but any purchased shares will be subject to repurchase by the Company, at the exercise price paid per share, upon the optionee's cessation of Board service. Each initial 15,000 share option grant will vest (and the Company's repurchase rights will lapse) in three (3) successive equal installments upon completion of each year of Board service measured from the option grant date. Each annual 5,000 share option grant will vest (and the Company's repurchase rights will lapse) upon completion of one (1) year of service measured from the option grant date.

     The shares subject to each automatic option grant will immediately vest upon the optionee's death or permanent disability. In addition, upon the successful completion of a hostile take-over, each automatic option grant may be surrendered to the Company for a cash distribution per surrendered option share in an amount equal to the excess of (a) the take-over price per share over (b) the exercise price payable for such share.

                               GENERAL PROVISIONS

ACCELERATION

     In the event that the Company is acquired by merger or asset sale, each outstanding option under the Discretionary Option Grant Program which is not to be assumed by the successor corporation or replaced with a comparable option to purchase shares of the capital stock of the successor corporation will automatically accelerate in full, and all unvested shares under the Stock Issuance Program will immediately vest, except to the extent the Company's repurchase rights with respect to those shares are to be assigned to the successor corporation. The Committee will have complete discretion to grant one or more options under the Discretionary Option Grant Program which will become fully exercisable for all option shares in the event those options are assumed in the acquisition and the optionee's service is involuntarily terminated within a designated period (not to exceed 18 months) following such acquisition. The Committee will have similar discretion to grant options which will become fully exercisable for all the option shares upon a hostile change in control of the Company (whether by successful tender offer for more than 50% of the outstanding voting stock or by proxy contest for the election of Board members) or upon the subsequent termination of the individual's service within a designated period (not to exceed 18 months). The Committee may also provide for the automatic vesting of any outstanding shares under the Stock Issuance Program upon similar terms and conditions. Each option outstanding under the Salary Investment Option Grant and Automatic Option Grant Programs will automatically accelerate in the event of such an acquisition or hostile change in control of the Company.

     The Committee intends to extend these acceleration provisions to options incorporated into the 1997 Plan from the Predecessor Plan.

     The acceleration of vesting in the event of a change in the ownership or control of the Company may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

FINANCIAL ASSISTANCE

     The Committee may permit one or more officers of the Company to pay the exercise price of outstanding options or the purchase price of shares under the 1997 Plan by delivering a promissory note payable in installments. The Committee will determine the terms of any such promissory note. However, the maximum amount of financing provided any such officer may not exceed the cash consideration payable for the issued shares plus all applicable taxes incurred in connection with the acquisition of the shares. Any such promissory note may be subject to forgiveness in whole or in part, at the discretion of the Committee, over the participant's period of service.

AMENDMENT AND TERMINATION

     The Board may amend or modify the 1997 Plan in any or all respects whatsoever subject to any required stockholder approval. The Board may terminate the 1997 Plan at any time, and the 1997 Plan will in all events terminate on June 17, 2007.

STOCK AWARDS

     The table below shows, as to each of the Company's executive officers named in the Summary Compensation Table and the various indicated individuals and groups, the number of shares of Common Stock subject to options granted between March 31, 1996 and the Record Date under the Predecessor Plan together with the weighted average exercise price payable per share.

                              OPTION TRANSACTIONS

                                                                          WEIGHTED AVERAGE
                                                           NUMBER OF       EXERCISE PRICE
                         NAME                            OPTION SHARES       ($/SHARE)
                         ----                            -------------    ----------------
Angelo A. DeCaro, Jr.
  President, Chief Executive Officer and Director......      70,000             4.64
William A. Peten
  Vice President -- Material Acquisition and Control...      30,000             4.67
Julian C. Hart
  Senior Vice President, Chief Technical Officer and
  Secretary............................................      10,000             5.00
Richard S. Chilinski
  Vice President, Chief Financial Officer and Assistant
  Secretary............................................      30,000             4.67
Mark A. Trutna
  Vice President -- Sales and Marketing................      10,000             5.00
All current executive officers as a group (8
  persons).............................................     282,000             5.21
All current non-employee Directors as a group (4
  persons).............................................      15,000             5.00
All employees, including current officers who are not
  executive officers as a group (35 persons)...........     181,500             5.01

                        FEDERAL INCOME TAX CONSEQUENCES

OPTION GRANTS

     Options granted under the 1997 Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

          Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise disposed of. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two years after the option grant date and more than one year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

          If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of
     (a) the fair market value of such shares on the option exercise date over
     (b) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares.

          Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

     If the shares acquired upon exercise of the non-statutory option are unvested and subject to repurchase by the Company in the event of the optionee's termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

     The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

STOCK APPRECIATION RIGHTS

     An optionee who is granted a stock appreciation right will recognize ordinary income in the year of exercise equal to the amount of the appreciation distribution. The Company will be entitled to an income tax deduction equal to the appreciation distribution for the taxable year in which the ordinary income is recognized by the optionee.

DIRECT STOCK ISSUANCE

     The tax principles applicable to direct stock issuances under the 1997 Plan will be substantially the same as those summarized above for the exercise of non-statutory option grants.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

     The Company anticipates that any compensation deemed paid by it in connection with disqualifying dispositions of incentive stock option shares or exercises of non-statutory options will qualify as performance-based compensation for purposes of Code Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company. Accordingly, all compensation deemed paid with respect to those options will remain deductible by the Company without limitation under Code Section 162(m).

                              ACCOUNTING TREATMENT

     Option grants or stock issuances with exercise or issue prices less than the fair market value of the shares on the grant or issue date will result in a compensation expense to the Company's earnings equal to the difference between the exercise or issue price and the fair market value of the shares on the grant or issue date. Such expense will be accruable by the Company over the period that the option shares or issued shares are to vest. Option grants or stock issuances at 100% of fair market value will not result in any charge to the Company's earnings. Footnote disclosure on the Company's financial statements will be required as to the impact the outstanding options under the 1997 Plan would have upon the Company's reported earnings if the value of those options were required to be treated as compensation expense. Whether or not granted at a discount, the number of outstanding options may be a factor in determining the Company's earnings per share on a fully-diluted basis.

                              STOCKHOLDER APPROVAL

     The affirmative vote of a majority of the outstanding voting shares of the Company present or represented and entitled to vote at the Annual Meeting is required for approval of the 1997 Plan. Should such stockholder approval not be obtained, then the 1997 Plan will not be implemented. The Company's Predecessor Plan will, however, continue to remain in effect, and option grants and stock issuances may continue to be made pursuant to the provisions of that plan until the available reserve of Common Stock under such plan is issued.

                          RECOMMENDATION OF THE BOARD

     THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE 1997 PLAN. THE BOARD BELIEVES THAT IT IS IN THE BEST INTERESTS OF THE COMPANY TO IMPLEMENT A COMPREHENSIVE EQUITY INCENTIVE PROGRAM FOR THE COMPANY WHICH WILL PROVIDE A MEANINGFUL OPPORTUNITY FOR OFFICERS, EMPLOYEES, NON-EMPLOYEE BOARD MEMBERS AND CONSULTANTS TO ACQUIRE A PROPRIETARY INTEREST IN THE ENTERPRISE AND THEREBY ENCOURAGE SUCH INDIVIDUALS TO REMAIN IN THE COMPANY'S SERVICE AND MORE CLOSELY ALIGN THEIR INTERESTS WITH THOSE OF THE SHAREHOLDERS.

                               NEW PLAN BENEFITS

     No options have been granted under the 1997 Plan. However, each individual who is to continue to serve as a non-employee Board member after the Annual Meeting and who has served as a non-employee Board member for at least six (6) months prior to the Annual Meeting will receive an option grant for 5,000 shares under the Automatic Option Grant Program on the date of the meeting at an exercise price equal to the closing selling price per share of Common Stock on that date on the Nasdaq National Market.

                  PROPOSAL THREE -- APPROVAL OF THE COMPANY'S
                          EMPLOYEE STOCK PURCHASE PLAN

     The stockholders are being asked to approve the Company's Employee Stock Purchase Plan (the "Purchase Plan"), pursuant to which one million (1,000,000) shares of Common Stock have been reserved for issuance. The Purchase Plan is intended to provide eligible employees of the Company with the opportunity to acquire a proprietary interest in the Company through participation in a payroll-deduction based employee stock purchase plan designed to operate in compliance with Section 423 of the Internal Revenue Code. The Purchase Plan was adopted by the Board on November 4, 1996, and became effective on January 17, 1997 (the "Effective Date"), subject to approval of this Proposal by the stockholders at the Annual Meeting.

     The following is a summary of the principal features of the Purchase Plan. The summary, however, does not purport to be a complete description of all the provisions of the Purchase Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the attention of the Secretary of the Company at the Company's principal executive offices in Austin, Texas.

ADMINISTRATION

     The Purchase Plan will be administered by an appropriate Committee of the Board (the "Committee"). The Committee will have full authority to adopt such rules and procedures as it may deem necessary to interpret and construe any provision of the Purchase Plan. The Committee may designate one or more employees of the Company to carry out the day to day administration of the Purchase Plan.

     All costs and expenses incurred in the administration of the Purchase Plan will be paid by the Company.

SHARE RESERVE

     A total of one million (1,000,000) shares of Common Stock have been reserved for issuance over the term of the Purchase Plan. This share reserve will be drawn from either newly-issued shares of Common Stock or shares of Common Stock repurchased by the Company, including shares repurchased on the open market.

     In the event any change is made to the outstanding shares of Common Stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company's receipt of consideration, appropriate adjustments will be made to (i) the maximum number and class of securities issuable under the Purchase Plan, (ii) the maximum number and class of securities purchasable per participant on any one purchase date and (iii) the number and class of securities and the price per share in effect under each outstanding purchase right.

PURCHASE PERIODS

     The Purchase Plan is comprised of a series of successive purchase periods. The duration of each purchase period will be determined by the Committee. The first purchase period began on January 17, 1997 and will end on the last business day of the Company's second fiscal quarter for its 1998 fiscal year; the next purchase period will begin on the first business day of the Company's third fiscal quarter for its 1998 fiscal year and will end on the last business day of the Company's fourth quarter for its 1998 fiscal year. Until otherwise designated by the Committee prior to the start date, subsequent purchase periods will begin on the first business day of the Company's first and third fiscal quarters for each fiscal year and end on the last business day of the Company's second and fourth fiscal quarters for each fiscal year.

ELIGIBILITY

     Any individual who is expected to work for more than twenty (20) hours per week for more than five (5) months per calendar year in the employ of the Company or any participating affiliate ("Eligible Employee") will be eligible to participate in the Purchase Plan. Each Eligible Employee will be eligible to enter a purchase period under the Purchase Plan which begins on or after his or her completion of any minimum service period established by the Committee as a condition to participation in that purchase period.

     Participating affiliates include any parent or subsidiary corporations of the Company, whether now existing or hereafter organized, which elect, with the approval of the Committee to extend the benefits of the Purchase Plan to their eligible employees.

     As of March 29, 1997, approximately 550 employees, including seven (7) executive officers, were eligible to participate in the Purchase Plan.

PURCHASE PROVISIONS

     A participant will be granted a separate purchase right for each purchase period in which he or she participates. The purchase right will be granted on the start date of each purchase period in which he or she participates and will be automatically exercised on the last business day of that purchase period.

     Each participant may authorize payroll deductions in any multiple of one percent (1%) of his or her cash earnings (including base salary, overtime payments, commissions and bonuses) paid during that purchase period, up to the maximum established by the Committee for that purchase period. However, in no event will the maximum percentage exceed fifteen percent (15%).

     On the last business day of each purchase period, the accumulated payroll deductions of each participant will automatically be applied to the purchase of shares of Common Stock at the purchase price in effect for that purchase period. No participant may, during any one purchase period, purchase more than 1,500 shares of Common Stock.

PURCHASE PRICE

     The purchase price per share at which Common Stock will be purchased on the participant's behalf on each purchase date will be equal to eighty-five percent (85%) of the lower of (i) the fair market value per share of Common Stock on the start date of the purchase period in which the purchase date occurs or (ii) the fair market value per share of Common Stock on the purchase date.

VALUATION

     The fair market value per share of Common Stock on any relevant date will be the closing selling price per share on such date on the Nasdaq National Market. On March 27, 1997, the fair market value per share of Common Stock was $5.00 per share.

SPECIAL LIMITATIONS

     The Purchase Plan imposes certain limitations upon a participant's rights to acquire Common Stock, including the following limitations:

          (i) No purchase right may be granted to any individual who, immediately after the grant, would own stock (including stock purchasable under any outstanding purchase rights) possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any corporate affiliate.

          (ii) No purchase right granted to a participant may permit such individual to purchase rights at a rate equal to $25,000 worth of such Common Stock (valued at the time such purchase right is granted) for each calendar year such purchase rights were at any time outstanding.

TERMINATION OF PURCHASE RIGHTS; WITHDRAWAL

     The purchase right will immediately terminate upon the participant's termination of employment or loss of eligible employee status. The payroll deductions collected for the purchase period in which the purchase right terminates will be applied to the purchase of shares on the next scheduled purchase date. If the participant takes an approved unpaid leave of absence during a purchase period, all payroll deductions collected to date on his or her behalf for that purchase period will be held for the purchase of shares on his or her behalf on the next scheduled purchase date but no further payroll deductions may be collected on the participant's behalf during such leave. Upon return to active service, the participant must re-enroll in the Purchase Plan during the appropriate enrollment period to resume participation for any purchase period commencing after such return.

     A participant may withdraw from the Purchase Plan at any time prior to the last day of the purchase period. The payroll deductions collected for the purchase period in which such withdrawal occurs will be applied to the purchase of shares on the next scheduled purchase date. Such withdrawal is irrevocable and the participant must re-enroll in the Purchase Plan to participate in any subsequent purchase period.

STOCKHOLDER RIGHTS

     No participant will have any stockholder rights with respect to the shares of Common Stock covered by his or her purchase right until the shares are actually purchased on the participant's behalf and the participant has become a holder of record of the purchased shares. No adjustment will be made for dividends, distributions or other rights for which the record date is prior to the date of such purchase.

ASSIGNABILITY

     No purchase right will be assignable or transferable other than in connection with the participant's death and will be exercisable only by the participant during his or her lifetime.

ACQUISITION

     Should the Company be acquired by merger or asset sale during any purchase period, all outstanding purchase rights will automatically be exercised immediately prior to the effective date of such acquisition. The purchase price will be eighty-five percent (85%) of the lower of (i) the fair market value per share of Common Stock on the start date of that purchase period or (ii) the fair market value per share of Common Stock immediately prior to such acquisition.

AMENDMENT AND TERMINATION

     The Purchase Plan will terminate upon the earliest to occur of (i) the last business day of the Company's fiscal year 2007, (ii) the date on which all available shares are issued or (iii) the date on which all outstanding purchase rights are exercised in connection with an acquisition of the Company.

     The Board may at any time alter, amend, suspend or discontinue the Purchase Plan. However, the Board may not, without stockholder approval, (i) materially increase the number of shares issuable under the Purchase Plan or the number of shares purchasable per participant during any one purchase period, except in connection with certain changes in the Company's capital structure, (ii) alter the purchase price formula so as to reduce the purchase price, (iii) materially increase the benefits accruing to participants or (iv) materially modify the requirements for eligibility to participate in the Purchase Plan.

                        FEDERAL INCOME TAX CONSEQUENCES

     The Purchase Plan is intended to be an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code. Under a plan which so qualifies, no taxable income will be recognized by a participant, and no deductions will be allowable to the Company, in connection with the grant or the exercise of an outstanding purchase right. Taxable income will not be recognized until there is a sale or other disposition of the shares acquired under the Purchase Plan or in the event the participant should die while still owning the purchased shares.

     If the participant sells or otherwise disposes of the purchased shares within two (2) years after the start date of the purchase period in which such shares were acquired, then the participant will recognize ordinary income in the year of sale or disposition equal to the amount by which the fair market value of the shares on the purchase date exceeded the purchase price paid for those shares, and the Company will be entitled to an income tax deduction, for the taxable year in which such sale or disposition occurs, equal in amount to such excess.

     If the participant sells or disposes of the purchased shares more than two
(2) years after the start date of the purchase period in which such shares were acquired, then the participant will recognize ordinary income in the year of sale or disposition equal to the lesser of (i) the amount by which the fair market value of the shares on the sale or disposition date exceeded the purchase price paid for those shares or (ii) fifteen percent (15%) of the fair market value of the shares on the start date of the purchase period, and any additional gain upon the disposition will be taxed as a long-term capital gain. The Company will not be entitled to any income tax deduction with respect to such sale or disposition.

     If the participant still owns the purchased shares at the time of death, the lesser of (i) the amount by which the fair market value of the shares on the date of death exceeds the purchase price or (ii) fifteen percent (15%) of the fair market value of the shares on the start date of the purchase period in which those shares were acquired will constitute ordinary income in the year of death.

                              ACCOUNTING TREATMENT

     The issuance of Common Stock under the Purchase Plan will not result in a compensation expense chargeable against the Company's reported earnings. However, footnote disclosure in the Company's financial statements will be required as to the impact the purchase rights granted under the Purchase Plan would have upon the Company's reported earnings if the value of those purchase rights were required to be treated as compensation expense.

                              STOCKHOLDER APPROVAL

     The affirmative vote of a majority of the shares present or represented and entitled to vote at the Annual Meeting is required for approval of the Purchase Plan. Should such stockholder approval not be obtained, then the Purchase Plan will terminate, all outstanding purchase rights will terminate without being exercised and all payroll deductions made during the initial purchase period will be refunded.

                    RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE PURCHASE PLAN. NEW PLAN BENEFITS THE BOARD BELIEVES THAT IT IS IN THE BEST INTERESTS OF THE COMPANY TO IMPLEMENT A PROGRAM OF STOCK OWNERSHIP FOR THE COMPANY'S EMPLOYEES WHICH PROVIDES THEM WITH AN OPPORTUNITY TO ACQUIRE A PROPRIETARY INTEREST IN THE COMPANY AND THEREBY ENCOURAGE SUCH INDIVIDUALS TO REMAIN IN THE COMPANY'S SERVICE AND MORE CLOSELY ALIGN THEIR INTERESTS WITH THOSE OF THE SHAREHOLDERS.

     The fair market value per share of Common Stock on the January 17, 1997 start date of the initial offering period under the Purchase Plan was $4.38, and each participant has the right to purchase up to a maximum of 1,500 shares of Common Stock on the plan's purchase date at the end of the Company's second quarter. However, neither the actual number of shares of Common Stock which may be issued per participant on the plan's purchase date nor the actual purchase price to be paid per share is determinable at this time.

                             EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION

     The following table sets forth the compensation paid or awarded by the Company during fiscal 1997 to the President and Chief Executive Officer and each of the four other most highly compensated officers of the Company whose total annual compensation in such year exceeded $100,000 (collectively, the "Named Executive Officers"):

                           SUMMARY COMPENSATION TABLE

                                                                                  LONG TERM
                                                  ANNUAL                         COMPENSATION
                                               COMPENSATION                         AWARDS
                                           --------------------                  ------------
                                                                  OTHER ANNUAL    SECURITIES     ALL OTHER
                                                                  COMPENSATION    UNDERLYING    COMPENSATION
       NAME AND PRINCIPAL POSITION         SALARY($)   BONUS($)      ($)(1)       OPTIONS(#)       ($)(2)
       ---------------------------         ---------   --------   ------------   ------------   ------------
Angelo A. DeCaro, Jr.
  President and Chief Executive
  Officer................................    168,462     10,000      4,800          70,000         2,106
William A. Peten
  Vice President -- Material Acquisition
  and Control............................    122,855     10,000         --          30,000         1,903
Julian C. Hart
  Senior Vice President, Chief Technical
  Officer and Secretary..................    130,000         --         --          10,000            --
Richard S. Chilinski
  Vice President, Chief Financial
  Officer and Assistant Secretary........    104,807     10,000         --          30,000           370
Mark A Trutna
  Vice President -- Sales & Marketing....    106,153         --      4,800          10,000         1,040

---------------

(1) Represents car allowances.

(2) Represents matching contributions under the Company's 401(k) Profit Sharing Plan.

OPTION GRANTS IN LAST FISCAL YEAR

     The following table contains information concerning the grant of stock options under the Predecessor Plan to the Named Executive Officers during the 1997 fiscal year. No SARs were granted during the 1997 fiscal year.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                             POTENTIAL
                               INDIVIDUAL GRANTS                                        REALIZABLE VALUE AT
                           --------------------------                                  ASSUMED ANNUAL RATES
                            NUMBER OF     % OF TOTAL                                      OF STOCK PRICE
                           SECURITIES      OPTIONAL                                      APPRECIATION FOR
                           UNDERLYING     GRANTED TO                                    OPTION TERM ($) (2)
                             OPTIONS     EMPLOYEES IN   EXERCISE PRICE   EXPIRATION    ---------------------
          NAME             GRANTED (#)   FISCAL YEAR      ($/SHARE)       DATE (1)        5%          10%
          ----             -----------   ------------   --------------   ----------    --------    ---------
Angelo A. DeCaro, Jr....     20,000          4.78            5.00          8/13/03       40,710       94,872
                             50,000         11.95            4.50         12/20/03       91,598      213,461
William A. Peten........     10,000          2.39            5.00          8/13/03       20,355       47,436
                             20,000          4.78            4.50          1/21/04       36,640       85,384
Julian C. Hart..........     10,000          2.39            5.00          8/13/03       20,355       47,436
Richard S. Chilinski....     10,000          2.39            5.00          8/13/03       20,355       47,436
                             20,000          4.78            4.50          1/21/04       36,640       85,384
Mark A. Trutna..........     10,000          2.39            5.00          8/13/03       20,355       47,436

---------------

     The above-described option grants to Mr. DeCaro were for 20,000 and 50,000 shares of Common Stock and were granted on August 13, 1996 and December 20, 1996 respectively. The above-described option grants to Mr. Peten were for 10,000 and 20,000 shares of Common Stock and were granted on August 13, 1996 and January 21, 1997 respectively. The above-described option grant to Mr. Hart was for 10,000 shares of Common Stock and was granted on August 13, 1996. The above-described option grants to Mr. Chilinski were for 10,000 and 20,000 shares of Common Stock and were granted on August 13, 1996 and January 21, 1997 respectively. The above-described option grant to Mr. Trutna was for 10,000 shares of Common Stock and was granted on August 13, 1996.

     During the fiscal year ended March 29, 1997, the above options were granted to the Named Executive Officers pursuant to the Predecessor Plan, which options may become exercisable in annual installments of twenty-five percent (25%) each over the four (4) year period following the date of grant.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

     The following table sets forth information concerning option exercises and option holdings for the fiscal year ended March 29, 1997 for each of the Named Executive Officers. No SARs were exercised or outstanding at any time during the fiscal year ended March 29, 1997.

                                                    VALUE REALIZED       NUMBER OF SECURITIES
                                                     (MARKET PRICE      UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                                      AT EXERCISE             OPTIONS AT              IN-THE-MONEY OPTIONS AT
                                        SHARES         DATE LESS         FISCAL YEAR END(#)(1)         FISCAL YEAR END($)(2)
                                       ACQUIRED     EXERCISE PRICE)   ---------------------------   ---------------------------
                NAME                  ON EXERCISE         ($)         EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
                ----                  -----------   ---------------   -----------   -------------   -----------   -------------
Angelo A. DeCaro, Jr................  --            --                  100,000        120,000        377,050        213,650
William A. Peten....................  --            --                   63,000         59,000        237,540        119,420
Julian C. Hart......................  --            --                   33,000         24,000        122,940         52,870
Richard S. Chilinski................  --            --                   18,000         84,000         68,040        214,120
Mark A. Trutna......................  --            --                   52,750         28,250        195,908         68,923

---------------

(1) All options were granted with exercise prices equal to the fair value, as determined by the Board, on the date of grant. In making its determination of fair value, the Board relied in part on a valuation prepared by an independent appraiser.

(2) Based on the fair value of the Company's Common Stock as of March 27, 1997 of $5.00 per share, less the exercise price for such shares.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee was comprised of Messrs. Sato, Guire and Conlisk in fiscal 1997. Mr. Conlisk is also a member of the Compensation Committees of the Board of Directors of both EXAR and SBE. Mr. Guire is a director of EXAR and serves as the Secretary of the Board of Directors, Executive Vice President and Chief Financial Officer of EXAR. Mr. Sato, the Chairman of the Company, served as its Chief Executive Officer from 1986 to August 1995. Mr. Sato, the Chief Executive Officer, President and a Director of Rohm, is the controlling stockholder of the Company.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Section 16(a) of the Exchange Act requires the Company's officers and Directors, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission ("SEC"). Such officers, Directors and 10% stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file. On February 21, 1996, the spouse of Mr. William A. Peten purchased 300 shares of Common Stock. A Form 4 pursuant to Section 16(a) of the Exchange Act to disclose such purchase which was required to be filed within ten
(10) days of the date of such purchase will be filed in July 1997. Based solely on its review of the copies of such forms received by it, the Company believes that, during the fiscal year ended March 29, 1997, all Section 16(a) filing requirements applicable to its officers, Directors and 10% stockholders were satisfied except as noted in this paragraph.

                        REPORT OF COMPENSATION COMMITTEE

GENERAL

     The Compensation Committee of the Board of Directors (the "Compensation Committee"), is comprised of non-employee Directors. The current members of the Committee are Messrs. Sato, Guire and Conlisk. The Compensation Committee is responsible for recommending to the Board the compensation programs and levels of pay for Executive officers. The Compensation Committee administers the Company's stock option plan, including the awarding of grants thereunder. The Compensation Committee also advises management on pay programs and levels for other employees.

COMPENSATION PHILOSOPHY AND OBJECTIVES

     Through the Compensation Committee, the Company has developed and implemented compensation policies, plans and programs which seek to tie executive compensation to the attainment of Company-wide, business unit and individual performance objectives, while providing compensation sufficient to attract, motivate and retain talented executives who will contribute to the Company's long-term success. In furtherance of these goals, annual base salaries are generally set at levels that take into account both competitive and performance factors. The Company also relies to a significant degree on annual and longer-range incentive compensation to attract and motivate its executives. Annual incentive compensation is variable and is closely tied to corporate performance to encourage profitability, growth and the enhancement of stockholder value. During fiscal 1997, compensation for the Company's executive officers consisted of base salary, annual cash incentive opportunities, longer-term equity incentives, participation as eligible employees (with all other eligible employees of the Company) in the Company's 401(k) Savings Plan, an auto allowance for certain executive officers, and certain benefits available generally to employees of the Company.

BASE SALARY

     The Compensation Committee fixes the base salary of the President and Chief Executive Officer and reviews and approves base salaries for each of the Company's other executive officers annually in connection with annual performance reviews. In adjusting these base salaries, the Compensation Committee examines both qualitative and quantitative factors relating to corporate and individual performance. In many instances, the qualitative factors necessarily involve a subjective assessment by the Committee. The Committee considers a mix of factors and evaluates individual performance against that mix both in absolute terms, in relation to the executive's peers within the Company and competitive salary survey information.

     To assist in recruiting highly qualified management, the Compensation Committee generally targets base salaries paid to executive officers at competitive levels, depending on individual qualifications and experience.

     During fiscal 1997, the Compensation Committee increased the salary of the President and Chief Executive Officer, resulting in an adjusted salary comparable to mid-range salaries paid to chief executive officers of comparable-sized high technology companies. Based on the Compensation Committee's conclusion that salaries of the Company's other executive officers should be aligned with the salaries of executive officers at comparable-sized high technology companies, salary adjustments for the other executive officers ranged up to 16% in fiscal 1997.

ANNUAL INCENTIVE OPPORTUNITIES

     The Company maintains annual cash incentive bonus programs to reward executive officers and other key employees for attaining defined performance goals. For most executive officers and other key employees, bonuses are based primarily on Company-wide performance targets. For senior management personnel, while Company-wide performance is a factor, weight is also given to individual performance and the performance of particular operational groups within the Company. Typically company-wide, operating group and individual targets are established annually for these bonus programs.

     The Company maintains an annual incentive award program designed to reward management and other key employees for Company-wide, business unit and individual performance. Under the program, executive officers (including the Chief Executive Officer) receive a percentage of their base salary based upon the achievement of targeted levels of performance. These levels of performance include but are not limited to, the Company's level of net sales and earnings and other criteria related to asset management, productivity, quality and throughput to the extent that achievement of such goals are affected by the individual's performance. For the Chief Executive Officer, the target percentage for fiscal 1997 was 45% of base salary, and the target percentage was 30% for the other executive officers. Target awards are subject to a multiplier, calculated on the basis of actual results against each of the performance criteria in the cases of the Chief Executive officer and other officers.

EQUITY INCENTIVES

     The Company has utilized the Predecessor Plan and intends to utilize the 1997 Plan to further align the interests of stockholders and management by creating common incentives related to the possession by management of an economic interest in the long-term appreciation of the Company's stock. Generally, options under the Predecessor Plan are granted with exercise prices set at the fair market value of the underlying stock on the date of grant, have a term of seven (7) years, and are subject to vesting over four (4) years. In determining the size of an option to be granted to an executive officer, the Compensation Committee takes into account the officer's position and level of responsibility within the Company, the officer's existing stock and unvested option holdings, the potential reward to the officer if the stock price appreciates in the public market, and the competitiveness of the officer's overall compensation arrangements, including stock options, although outstanding performance by an individual may also be taken into consideration. Option grants may also be made to new executives upon commencement of employment and, on occasion, to executives in connections with a significant change in job responsibility.

     In fiscal 1997, the Compensation Committee granted stock options to executive officers. After considering the criteria discussed above, the Compensation Committee granted to Mr. DeCaro options to purchase 70,000 shares. The Compensation Committee also granted options to other executive officers to acquire shares ranging in aggregate amounts from 10,000 to 42,000 shares. In general, in determining the size of all such grants, the Compensation Committee focused in particular on its conclusion, based on experience and informal information subjectively evaluated, that the stock and option holdings of the Company's executive officers were below the levels needed to provide appropriate equity incentives.

     Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), imposes a limit on tax deductions for annual compensation in excess of one million dollars paid by a corporation to its chief executive officer and its other four (4) most highly compensated executive officers. The Company has not established a policy with regard to Section 162(m) of the Code, since the Company has not and does not currently anticipate paying cash compensation in excess of one million dollars per annum to any employee. None of the compensation paid by the Company in fiscal 1997 was subject to the limitation on deductibility. At the Annual Meeting, the stockholders are being asked to approve the 1997 Plan which contains provisions intended to assure that any compensation deemed paid in connection with the exercise of stock options granted under that plan with an exercise price equal to the market price of the option shares on the grant date will qualify as performance-based compensation and will not be subject to the limitations of Section 162(m). The Compensation Committee will continue to assess the impact of Section 162(m) of the Code on its compensation practices and determine what further action, if any, is appropriate.

                                            KOZO SATO
                                            RONALD W. GUIRE
                                            RAIMON L. CONLISK

STOCK PERFORMANCE GRAPH

     The graph below depicts the Company's stock price as an index assuming $100 invested on February 14, 1996 (the date of the Company's initial public offering), along with the composite prices of companies listed in the Nasdaq Electronics Component Index and Nasdaq Stock Composite Index - US. This information has been provided to the Company by Nasdaq. The comparisons in the graph are required by regulations of the Securities and Exchanges Commission and are not intended to forecast or be indicative of the possible future performance of the Common Stock.

          COMPARISON OF CUMULATIVE TOTAL RETURN SINCE FEB. 14, 1996**
                            Among XeTel Corporation,
                   the Nasdaq Electronics Component Index and
                     The Nasdaq Stock Composite Index - US

                                    [CHART]

                                                                             NASDAQ STOCK
        MEASUREMENT PERIOD                             NASDAQ ELECTRONICS  COMPOSITE INDEX -
      (FISCAL YEAR COVERED)         XETEL CORPORATION   COMPONENT INDEX           US
2/14/96                                           100                 100                100
3/29/96                                           111                  96                103
3/27/97                                            63                 170                112

** $100 invested on February 14, 1996 in stock or index, including reinvestment of dividends

Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, which might incorporate future filings made by the Company under those statutes, the preceding Report of the Compensation Committee and the Company Stock Performance Graph will not be incorporated by reference into any of those prior filings, nor will such report or graph be incorporated by reference into any future filings made by the Company under those acts.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

SECURITY OWNERSHIP

     The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of the Record Date (i) by each person or group who is known by the Company to be the beneficial owner of more than 5% of the Common Stock, (ii) by each Director of the Company and each Named Executive Officer of the Company who beneficially held shares of the Common Stock as of such date, and (iii) by all current executive officers and Directors of the Company as a group. Except as otherwise noted, each person's address is c/o XeTel Corporation, 2525 Brockton Drive, Austin, Texas 78758, and each person has sole voting and investment power over the shares shown as beneficially owned, except to the extent authority is shared by his or her spouse under applicable community property laws.

                                                              SHARES BENEFICIALLY OWNED
                    NAME AND ADDRESS OF                       --------------------------
                      BENEFICIAL OWNER                          NUMBER          PERCENT
                    -------------------                       -----------      ---------
Rohm U.S.A., Inc.(1)
  2150 Commerce Drive
  San Jose, CA 95131........................................    4,422,411         47.1
Kozo Sato(2)(3)
  2150 Commerce Drive
  San Jose, CA 95131........................................    4,422,411         47.1
David W. Gault(4)...........................................      613,500          6.5
Julian C. Hart(5)(6)........................................      610,300          6.5
Angelo A. DeCaro, Jr.(2)(5)(9)..............................      110,000          1.2
Ronald W. Guire(2)(7)
  235 Belgates Road
  Los Gatos, CA 95031.......................................       84,750            *
Raimon L. Conlisk(2)(8)
  12741 Leander Drive
  Los Altos Hills, CA 94022.................................       68,750            *
Mark A. Trutna(5)(10).......................................       78,250            *
William A. Peten(5)(11).....................................       68,800            *
Richard S. Chilinski(5)(12).................................       35,500            *
Malcolm A. Hargrave(13).....................................      176,944          1.9
All current executive officers and Directors as a group.....    1,329,294         14.1

---------------

  *  Represents less than one percent of the outstanding shares of Common Stock.

 (1) Includes 96,000 shares which may be acquired by Mr. Sato, Chief Executive Officer, President and director of Rohm, pursuant to options currently exercisable or exercisable within 60 days after the Record Date, as to which shares Rohm disclaims beneficial ownership. Also includes 4,326,411 shares owned by Rohm, of which Mr. Sato is the Chief Executive Officer, President and a director. In addition to Mr. Sato, Messrs. Keizo Ueda, a Director of Rohm, and Jerry Fielder, the Chief Financial Officer of Rohm, may be deemed beneficial owners of the shares beneficially held by Rohm, although each individual disclaims beneficial ownership.

 (2) Director of the Company.

 (3) Includes 96,000 shares which may be acquired pursuant to options currently exercisable or exercisable within 60 days after the Record Date. Also include 4,326,411 shares owned by Rohm, of which Mr. Sato is the Chief Executive Officer, President and Director, as to which Mr. Sato disclaims beneficial ownership. Mr. Sato previously served as Chief Executive Officer of the Company from 1986 until August 1995.

 (4) Includes 36,000 shares which may be acquired pursuant to options currently exercisable or exercisable within 60 days after the Record Date, and includes 130,165 shares owned by JDG Properties, Inc., Mr. Gault's defined benefit plan.

 (5) Named Executive Officer of the Company.

 (6) Includes 38,500 shares which may be acquired pursuant to options currently exercisable or exercisable within 60 days after the Record Date, and includes 27,958 shares owned by Hart & Hart, Inc., Mr. Hart's defined benefit plan.

 (7) Includes 84,750 shares which may be acquired pursuant to options currently exercisable or exercisable within 60 days after the Record Date.

 (8) Includes 68,750 shares which may be acquired pursuant to options currently exercisable or exercisable within 60 days after the Record Date.

 (9) Includes 110,000 shares which may be acquired pursuant to options currently exercisable or exercisable within 60 days after the Record Date.

(10) Includes 59,250 shares which may be acquired pursuant to options currently exercisable or exercisable within 60 days after the Record Date.

(11) Includes 68,500 shares which may be acquired pursuant to options currently exercisable or exercisable within 60 days after the Record Date.

(12) Includes 35,500 shares which may be acquired pursuant to options currently exercisable or exercisable within 60 days after the Record Date.

(13) Includes 84,000 shares that were unvested as of the Record Date, and therefore subject to a right of repurchase at no cost to and in favor of the Company, and 23,236 shares that were subject to potential claims of the Company as of the Record Date pursuant to an indemnification arrangement between Mr. Hargrave and the Company that was entered into in connection with the Company's acquisition of Maxtron Corporation in July 1996.

BOARD MEETINGS AND COMMITTEES

     The Board held a total of six (6) meetings during fiscal 1997. During fiscal 1997, the Board had an Audit Committee, a Compensation Committee and a Nominating Committee.

     The Audit Committee, currently comprised of Messrs. Guire, Conlisk, and Densmore met two (2) times during fiscal 1997. The Audit Committee recommends to the Board the engagement of the Company's independent accountants and reviews with such accountants the plan, scope and results of their examination of the financial statements.

     The Compensation Committee, currently comprised of Messrs. Sato, Guire and Conlisk met six (6) times during fiscal 1997. The Compensation Committee sets the level of compensation of executive officers and advises management with respect to compensation levels for key employees. The Compensation Committee also, currently administers the Predecessor Plan and may administer the 1997 Plan.

     The Nominating Committee, currently comprised of Messrs. DeCaro and Conlisk met one (1) time during fiscal 1997. The Nominating Committee reviews the qualifications of, and makes recommendations to the Board with respect to, Director nominees who are properly presented to such committee.

     During the time period served by each respective Director, no Director attended fewer than 100% of the total number of meetings of the Board or the total number of meetings held by all committees of the Board on which he served.

BOARD COMPENSATION

     Directors who are full-time salaried employees of the Company are not compensated for their service on the Board or on any Board committee. Directors who are not employees of the Company receive a quarterly retainer of $3,000 for their services and a fee of $1,000 for each Board meeting and $500 for each committee meeting attending, plus travel and lodging expenses where appropriate. In addition, on the date of each annual stockholders meeting each individual who is to continue to serve as a non-employee Board member after the meeting shall be granted a non-statutory option to purchase an additional 5,000 shares of Common Stock, the exercise price per share being equal to the fair market value per share on the option grant date, provided each individual has served as a non-employee Board member for at least six (6) months. Each individual who is first elected or appointed as a non-employee Board member shall be granted a non-statutory option to purchase 15,000 shares of Common Stock.

                 DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     Proposals of stockholders of the Company to be presented by such stockholders at the Company's 1998 Annual Meeting must have been received by the Company no later than March 14, 1997 in order that they be included in the proxy statement and form of proxy relating to that meeting.

                                 ANNUAL REPORT

     A copy of the Company's Annual Report to Stockholders for the year ended March 29, 1997 has been mailed concurrently with this proxy statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The Annual Report is not incorporated into this proxy statement and is not considered proxy soliciting material.

                              CERTAIN TRANSACTIONS

     The Company has engaged in a number of transactions with Rohm in the past and expects to in the future. The Company believes that these transactions were on terms no less favorable to the Company than would have been obtained from unaffiliated third parties. The Company has obtained a revolving line of credit for $3 million from Rohm. The line of credit is secured by certain equipment, bears interest at LIBOR plus 1.25%, is payable on demand and expires March 31, 1998. All significant transactions in the past and future, if any, between the Company and its officers, Directors, principal stockholders and affiliates (including Rohm) will be approved by a majority of the Company's independent Directors and will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

                                  ACCOUNTANTS

     The Company's financial statements have been audited by Price Waterhouse LLP as independent accountants. Representatives of Price Waterhouse LLP are expected to be present at the Annual Meeting. They do not expect to make any statement, but will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

                                 OTHER MATTERS

     The Company knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board may recommend. Discretionary authority with respect to such other matters is granted by the execution of the enclosed Proxy.

                                            THE BOARD OF DIRECTORS

Dated: July 11, 1997

                                EXHIBIT 10.30

                              XETEL CORPORATION
                          1997 STOCK INCENTIVE PLAN


                                 ARTICLE ONE

                              GENERAL PROVISIONS


       I.        PURPOSE OF THE PLAN

                 This 1997 Stock Incentive Plan is intended to promote the interests of Xetel Corporation, a Delaware corporation, by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.

                 Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

     II.         STRUCTURE OF THE PLAN

                 A. The Plan shall be divided into four separate equity programs:

                               (i)         the Discretionary Option Grant
         Program under which eligible persons may, at the discretion of the Committee, be granted options to purchase shares of Common Stock,

                              (ii) the Salary Investment Option Grant Program under which eligible employees may elect to have a portion of their base salary invested each year in options to purchase shares of Common Stock,

                             (iii) the Stock Issuance Program under which eligible persons may, at the discretion of the Committee, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Corporation (or any Parent or Subsidiary), and

                              (iv) the Automatic Option Grant Program under which Eligible Directors shall automatically receive option grants at periodic intervals to purchase shares of Common Stock.

                 B. The provisions of Articles One and Six shall apply to all equity programs under the Plan and shall accordingly govern the interests of all persons under the Plan.

     III.        ADMINISTRATION OF THE PLAN

                 A. The Primary Committee shall have sole and exclusive authority to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders and shall have sole and exclusive authority to administer the Salary Investment Option Grant Program with respect to all eligible individuals.

                 B. Administration of the Discretionary Option Grant and Stock Issuance Programs with respect to all other persons eligible to participate in those programs may, at the Board's discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer those programs with respect to all such persons.

                 C. Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

                 D. Each Committee shall, within the scope of its administrative functions under the Plan, have full power and authority to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Option Grant, Salary Investment Option Grant and Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of such programs and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Committee within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Option Grant, Salary Investment Option Grant or Stock Issuance Program under its jurisdiction or any option or stock issuance thereunder.

                 E. Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants or stock issuances under the Plan.

                 F. Administration of the Automatic Option Grant Program shall be self-executing in accordance with the terms of that program, and no Committee shall exercise any discretionary functions with respect to option grants made under that program.


                                     2.

     IV.         ELIGIBILITY

                 A. The persons eligible to participate in the Discretionary Option Grant and Stock Issuance Programs are as follows:

                               (i)         Employees,

                              (ii) non-employee members of the Board or the board of directors of any Parent or Subsidiary, and

                             (iii) consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

                 B. Only Employees who are Section 16 Insiders or other highly compensated individuals shall be eligible to participate in the Salary Investment Option Grant Program.

                 C. Each Committee shall, within the scope of its administrative jurisdiction under the Plan, have full authority (subject to the provisions of the Plan) to determine, (i) with respect to the option grants under the Discretionary Option Grant Program, which eligible persons are to receive option grants, the time or times when such option grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times at which each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding and (ii) with respect to stock issuances under the Stock Issuance Program, which eligible persons are to receive stock issuances, the time or times when such issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration to be paid for such shares.

                 D. The Committee shall have the absolute discretion either to grant options in accordance with the Discretionary Option Grant Program or to effect stock issuances in accordance with the Stock Issuance Program.

                 E. The individuals eligible to participate in the Automatic Option Grant Program shall be limited to (i) those individuals who are serving as non-employee Board members on the Plan Effective Date, (ii) those individuals who first become non-employee Board members on or after the Plan Effective Date, whether through appointment by the Board or election by the Corporation's stockholders, and (iii) those individuals who are to continue to serve as non-employee Board members after one or more Annual Stockholders Meetings held after the Plan Effective Date. A non-employee Board member who has previously been in the employ of the Corporation (or any Parent or Subsidiary) shall not be eligible to receive an initial option grant under the Automatic Option Grant Program on the Plan Effective Date or (if later) at the time he or she first becomes a non-employee Board





                                       3.

member, but such individual shall be eligible to receive periodic option grants under the Automatic Option Grant Program upon his or her continued service as a non-employee Board member after one or more Annual Stockholders Meetings.

       V.        STOCK SUBJECT TO THE PLAN

                 A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock reserved for issuance over the term of the Plan shall not exceed 2,065,000 shares. Such authorized share reserve is the number of shares which remain available for issuance, as of the Plan Effective Date, under the Predecessor Plan as last approved by the Corporation's shareholders, including the shares subject to the outstanding options to be incorporated into the Plan and the additional shares which would otherwise be available for future grant, plus an additional increase of 500,000 shares authorized by the Board. Of such 500,000 share increase, 100,000 shares shall be reserved for issuance under the Stock Issuance and Automatic Option Grant Programs and 400,000 shares shall be reserved for issuance under the Discretionary Option Grant and Salary Investment Option Grant Programs.

                 B. No one person participating in the Plan may receive options, separately exercisable stock appreciation rights and direct stock issuances for more than 400,000 shares of Common Stock per calendar year beginning with the 1997 calendar year.

                 C. Shares of Common Stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent (i) the options expire or terminate for any reason prior to exercise in full or (ii) the options are cancelled in accordance with the cancellation-regrant provisions of Article Two. Unvested shares issued under the Plan and subsequently repurchased by the Corporation at the original issue price paid per share pursuant to the Corporation's repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants or direct stock issuances under the Plan.

                 D. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities for which any one person may be granted options, separately exercisable stock appreciation rights and direct stock issuances per calendar year, (iii) the number and/or class of securities for which automatic option grants are to be made subsequently per Eligible Director under the Automatic Option Grant Program and (iv) the number and/or class of securities and the exercise price per share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder. The adjustments determined by the Committee shall be final, binding and conclusive.





                                       4.

                                  ARTICLE TWO

                       DISCRETIONARY OPTION GRANT PROGRAM


       I.        OPTION TERMS

                 Each option shall be evidenced by one or more documents in the form approved by the Committee; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

                 A.       Exercise Price.

                          1.      The exercise price per share shall not be
less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the option grant date unless otherwise determined by the Committee.

                          2.      The exercise price shall become immediately
due upon exercise of the option and shall, subject to the provisions of Section I of Article Six and the documents evidencing the option, be payable in one or both of the forms specified below:

                               (i) cash or check made payable to the Corporation, or

                              (ii)         to the extent the option is
         exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions to (a) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

                 Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

                 B. Exercise and Term of Options. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by





                                       5.

the Committee and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten (10) years measured from the option grant date.

                 C.       Effect of Termination of Service.

                          1.      The following provisions shall govern the
exercise of any options held by the Optionee at the time of cessation of Service or death:

                               (i) Any option outstanding at the time of the Optionee's cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Committee and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.

                              (ii) Any option exercisable in whole or in part by the Optionee at the time of death may be exercised subsequently by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution.

                             (iii) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

                              (iv) Should the Optionee's Service be terminated for Misconduct, then all outstanding options held by the Optionee shall terminate immediately and cease to be outstanding.

                          2.      The Committee shall have the discretion,
exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

                                (i) extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service from the period otherwise in effect for that option to such greater period of time as the Committee shall deem appropriate, but in no event beyond the expiration of the option term, and/or





                                       6.

                               (ii) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested under the option had the Optionee continued in Service.

                 D. Stockholder Rights. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

                 E. Repurchase Rights. The Committee shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Committee and set forth in the document evidencing such repurchase right.

                 F. Limited Transferability of Options. During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death. However, a Non-Statutory Option may, in connection with the Optionee's estate plan, be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's immediate family or to a trust established exclusively for the benefit of one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Committee may deem appropriate.

     II.         INCENTIVE OPTIONS

                 The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Five shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section II.

                 A. Eligibility. Incentive Options may only be granted to Employees.





                                       7.

                 B. Exercise Price. The exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

                 C. Dollar Limitation. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one (1) calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

                 D. 10% Stockholder. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five (5) years measured from the option grant date.

     III.        CORPORATE TRANSACTION/CHANGE IN CONTROL

                 A. In the event of any Corporate Transaction, each outstanding option shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, an outstanding option shall NOT so accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation (or parent thereof) or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation (or parent thereof), (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option or (iii) the acceleration of such option is subject to other limitations imposed by the Committee at the time of the option grant. The determination of option comparability under clause (i) above shall be made by the Committee, and its determination shall be final, binding and conclusive.

                 B. All outstanding repurchase rights shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent: (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with such





                                       8.

Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Committee at the time the repurchase right is issued.

                 C. Notwithstanding Section III.A. and Section III.B. of this Article Two, the Committee shall have the discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to provide for the automatic acceleration of one or more outstanding options (and the automatic termination of one or more outstanding repurchase rights with the immediate vesting of the shares of Common Stock subject to those rights) upon the occurrence of a Corporate Transaction, whether or not those options are to be assumed or replaced (or those repurchase rights are to be assigned) in the Corporate Transaction. The Committee shall also have the discretion to grant options which do not accelerate whether or not such options are assumed (and to provide for repurchase rights that do not terminate whether or not such rights are assigned) in connection with a Corporate Transaction.

                 D. Immediately following the consummation of the Corporate Transaction, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

                 E. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to (i) the number and class of securities available for issuance under the Plan following the consummation of such Corporate Transaction, (ii) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same and (iii) the maximum number of securities and/or class of securities for which any one person may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances under the Plan.

                 F. The Committee shall have the discretion, exercisable at the time the option is granted or at any time while the option remains outstanding, to provide for the automatic acceleration of any options which are assumed or replaced in a Corporate Transaction and do not otherwise accelerate at that time (and the termination of any of the Corporation's outstanding repurchase rights which do not otherwise terminate at the time of the Corporate Transaction) in the event the Optionee's Service should subsequently terminate by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of such Corporate Transaction. Any options so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1)-year period measured from the effective date of the Involuntary Termination.





                                       9.

                 G. The Committee shall have the discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to (i) provide for the automatic acceleration of one or more outstanding options (and the automatic termination of one or more outstanding repurchase rights with the immediate vesting of the shares of Common Stock subject to those rights) upon the occurrence of a Change in Control or (ii) condition any such option acceleration (and the termination of any outstanding repurchase rights) upon the subsequent Involuntary Termination of the Optionee's Service within a designated period (not to exceed eighteen
(18) months) following the effective date of such Change in Control. Any options accelerated in connection with a Change in Control shall remain fully exercisable until the expiration or sooner termination of the option term.

                 H. The portion of any Incentive Option accelerated in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

                 I. The grant of options under the Discretionary Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     IV.         CANCELLATION AND REGRANT OF OPTIONS

                 The Committee shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Discretionary Option Grant Program and to grant in substitution new options covering the same or different number of shares of Common Stock but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new grant date.

       V.        STOCK APPRECIATION RIGHTS

                 A. The Committee shall have full power and authority to grant to selected Optionees limited stock appreciation rights.

                 B. The following terms shall govern the grant and exercise of limited stock appreciation rights:

                               (i) One or more Section 16 Insiders may be granted limited stock appreciation rights with respect to their outstanding options.





                                      10.

                              (ii) Upon the occurrence of a Hostile Take-Over, each such individual holding one or more options with such a limited stock appreciation right shall have the unconditional right (exercisable for a thirty (30)-day period following such Hostile Take-Over) to surrender each such option to the Corporation, to the extent the option is at the time exercisable for vested shares of Common Stock. In return for the surrendered option, the Optionee shall receive a cash distribution from the Corporation in an amount equal to the excess of (a) the Take-Over Price of the shares of Common Stock which are at the time vested under each surrendered option (or surrendered portion thereof) over (b) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the option surrender date.

                             (iii)           Neither the approval of the
         Committee nor the consent of the Board shall be required in connection with such option surrender and cash distribution.

                              (iv) The balance of the option (if any) shall continue in full force and effect in accordance with the documents evidencing such option.





                                      11.

                                 ARTICLE THREE

                     SALARY INVESTMENT OPTION GRANT PROGRAM

       I.        OPTION GRANTS

                 The Primary Committee shall have the sole and exclusive authority to determine the calendar year or years (if any) for which the Salary Investment Option Program is to be in effect and to select the Employees eligible to participate in the Salary Investment Option Grant Program for those calendar year or years. Each selected Employee who elects to participate in the Salary Investment Option Grant Program must, prior to the start of each calendar year of participation, file with the Committee (or its designate) an irrevocable authorization directing the Corporation to reduce his or her base salary for that calendar year by a designated percentage (in multiples of one percent (1%)). However, the amount of such salary reduction must be not less than Five Thousand Dollars ($5,000.00) and must not be more than Fifty Thousand Dollars ($50,000.00). The Primary Committee shall have complete discretion to determine whether to approve the filed authorization in whole or in part. To the extent the Primary Committee approves the authorization, the individual who filed that authorization shall be granted an option under this Salary Investment Option Grant Program on or before the last trading day in January of the calendar year for which that salary reduction is to be in effect.

     II.         OPTION TERMS

                 Each option shall be a Non-Statutory Option evidenced by one or more documents in the form approved by the Committee; provided, however, that each such document shall comply with the terms specified below.

                 A.       EXERCISE PRICE.

                          1.      The exercise price per share shall be
thirty-three and one-third percent (33-1/3%) of the Fair Market Value per share of Common Stock on the option grant date.

                          2.      The exercise price shall become immediately
due upon exercise of the option and shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

                 B. NUMBER OF OPTION SHARES. The number of shares of Common Stock subject to the option shall be determined pursuant to the following formula (rounded down to the nearest whole number):





                                      12.

                          X = A / (B x 66-2/3%), where

                          X is the number of option shares,

                          A is the dollar amount of the Optionee's base salary reduction for the calendar year, and

                          B is the Fair Market Value per share of Common Stock on the option grant date.

                 C. EXERCISE AND TERM OF OPTIONS. The option shall become exercisable in a series of twelve (12) successive equal monthly installments upon the Optionee's completion of each calendar month of Service in the calendar year for which the salary reduction is in effect. Each option shall have a maximum term of ten (10) years measured from the option grant date.

                 D. EFFECT OF TERMINATION OF SERVICE. Should the Optionee cease Service for any reason while holding one or more options under this Article Three, then each such option shall remain exercisable, for any or all of the shares for which the option is exercisable at the time of such cessation of Service, until the earlier of (i) the expiration of the ten
(10)-year option term or (ii) the expiration of the three (3)-year period measured from the date of such cessation of Service. Should the Optionee die while holding one or more options under this Article Three, then each such option may be exercised, for any or all of the shares for which the option is exercisable at the time of the Optionee's cessation of Service (less any shares subsequently purchased by the Optionee prior to death), by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. Such right of exercise shall lapse, and the option shall terminate, upon the earlier of (i) the expiration of the ten
(10)-year option term or (ii) the three (3)-year period measured from the date of the Optionee's cessation of Service. However, the option shall, immediately upon the Optionee's cessation of Service for any reason, terminate and cease to remain outstanding with respect to any and all shares of Common Stock for which the option is not otherwise at that time exercisable.

     III .       CORPORATE TRANSACTION/CHANGE IN CONTROL

                 A. In the event of any Corporate Transaction while the Optionee remains in Service, each outstanding option held by such Optionee under this Salary Investment Option Grant Program shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. Each such outstanding option shall be assumed by the successor corporation (or parent thereof) in the Corporate Transaction and shall remain exercisable for the fully-vested





                                      13.

shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the three (3)-year period measured from the date of Optionee's cessation of Service.

                 B. In the event of a Change in Control while the Optionee remains in Service, each outstanding option held by such Optionee under this Salary Investment Option Grant Program shall automatically accelerate so that each such option shall immediately become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for any or all of such shares as fully-vested shares of Common Stock. The option shall remain so exercisable until the earlier of (i) the expiration of the option term or (ii) the expiration of the three (3)-year period measured from the date of Optionee's cessation of Service.

                 C. The grant of options under the Salary Investment Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     III.        REMAINING TERMS

                 The remaining terms of each option granted under the Salary Investment Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.





                                      14.

                                  ARTICLE FOUR

                             STOCK ISSUANCE PROGRAM


       I.        STOCK ISSUANCE TERMS

                 Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below.

                 A.       PURCHASE PRICE.

                          1.      The purchase price per share shall be fixed
by the Committee, but shall not be less than eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the issuance date.

                          2.      Subject to the provisions of Section I of
Article Six, shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Committee may deem appropriate in each individual instance:

                               (i) cash or check made payable to the Corporation, or

                              (ii)         past services rendered to the
         Corporation (or any Parent or Subsidiary).

                 B.       VESTING PROVISIONS.

                          1.      Shares of Common Stock issued under the Stock
Issuance Program may, in the discretion of the Committee, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant's period of Service or upon attainment of specified performance objectives. The elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Stock Issuance Program shall be determined by the Committee and incorporated into the Stock Issuance Agreement.

                          2.      Any new, substituted or additional securities
or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant's unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange





                                      15.

of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued subject to
(i) the same vesting requirements applicable to the Participant's unvested shares of Common Stock and (ii) such escrow arrangements as the Committee shall deem appropriate.

                          3.      The Participant shall have full shareholder
rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant's interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

                          4.      Should the Participant cease to remain in
Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further shareholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money indebtedness), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to the surrendered shares.

                          5.      The Committee may in its discretion waive the
surrender and cancellation of one or more unvested shares of Common Stock which would otherwise occur upon the cessation of the Participant's Service or the non-attainment of the performance objectives applicable to those shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives.

     II.         CORPORATE TRANSACTION/CHANGE IN CONTROL

                 A. All of the Corporation's outstanding repurchase/cancellation rights under the Stock Issuance Program shall terminate automatically, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent (i) those repurchase/cancellation rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed in the Stock Issuance Agreement.

                 B. The Committee shall have the discretionary authority, exercisable either at the time the unvested shares are issued or any time while the Corporation's repurchase/cancellation rights remain outstanding under the Stock Issuance Program, to





                                      16.

provide that those rights shall automatically terminate in whole or in part, and the shares of Common Stock subject to those terminated rights shall immediately vest, in the event the Participant's Service should subsequently terminate by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Corporate Transaction in which those repurchase/cancellation rights are assigned to the successor corporation (or parent thereof).

                 C. The Committee shall have the discretionary authority, exercisable either at the time the unvested shares are issued or any time while the Corporation's repurchase/cancellation rights remain outstanding under the Stock Issuance Program, to provide that those rights shall automatically terminate in whole or in part, and the shares of Common Stock subject to those terminated rights shall immediately vest, upon the occurrence of a Change in Control or condition any such termination of the repurchase/cancellation rights upon the subsequent Involuntary Termination of the Participant's Service within a designated period (not to exceed eighteen (18) months) following the effective date of such Change in Control.

     III.        SHARE ESCROW/LEGENDS

                 Unvested shares may, in the Committee's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.





                                      17.

                                  ARTICLE FIVE

                         AUTOMATIC OPTION GRANT PROGRAM


       I.        OPTION TERMS

                 A. GRANT DATES. Option grants shall be made on the dates specified below:

                          1.      Each individual who is first elected or
appointed as a non-employee Board member on or after the date of the 1997 Annual Stockholders Meeting shall automatically be granted, on the date of such initial election or appointment, a Non-Statutory Option to purchase 15,000 shares of Common Stock.

                          2.      On the date of each Annual Stockholders
Meeting beginning with the 1997 Annual Stockholders Meeting, each individual who is to continue to serve as an Eligible Director after that meeting, shall automatically be granted a Non-Statutory Option to purchase an additional 5,000 shares of Common Stock. There shall be no limit on the number of such 5,000-share option grants any one Eligible Director may receive over his or her period of Board service.

                 B.       EXERCISE PRICE.

                          1.      The exercise price per share shall be equal
to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

                          2.      The exercise price shall be payable in one or
more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

                 C.       OPTION TERM.  Each option shall have a term of ten
(10) years measured from the option grant date.

                 D. EXERCISE AND VESTING OF OPTIONS. Each option shall be immediately exercisable for any or all of the option shares. However, any shares purchased under the option shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee's cessation of Board service prior to vesting in those shares. Each initial 15,000-share grant shall vest, and the Corporation's repurchase right shall lapse, in a series of three (3) successive equal annual installments upon the Optionee's completion of each year of Board service over the three (3)-year period measured from the option grant





                                      18.

date. Each annual 5,000-share grant shall vest, and the Corporation's repurchase right shall lapse, upon the Optionee's completion of one (1) year of Board service measured from the automatic grant date.

                 E. EFFECT OF TERMINATION OF BOARD SERVICE. The following provisions shall govern the exercise of any options held by the Optionee at the time the Optionee ceases to serve as a Board member:

                          (i) The Optionee (or, in the event of Optionee's death, the personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution) shall have a twelve (12)-month period following the date of such cessation of Board service in which to exercise each such option.

                          (ii) During the twelve (12)-month exercise period, the option may not be exercised in the aggregate for more than the number of vested shares of Common Stock for which the option is exercisable at the time of the Optionee's cessation of Board service.

                          (iii) Should the Optionee cease to serve as a Board member by reason of death or Permanent Disability, then all shares at the time subject to the option shall immediately vest so that such option may, during the twelve (12)-month exercise period following such cessation of Board service, be exercised for all or any portion of those shares as fully-vested shares of Common Stock.

                          (iv)    In no event shall the option remain
         exercisable after the expiration of the option term. Upon the expiration of the twelve (12)-month exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Board service for any reason other than death or Permanent Disability, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

     II.         CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER

                 A. Each option outstanding at the time of any Corporate Transaction, to the extent not otherwise fully exercisable, shall automatically accelerate in full so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such





                                      19.

option and may be exercised for all or any portion of those shares as fully-vested shares of Common Stock. Immediately following the consummation of the Corporate Transaction, each automatic option grant shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

                 B. In connection with any Change in Control, each outstanding option shall, to the extent not otherwise fully exercisable, automatically accelerate in full so that each such option shall, immediately prior to the effective date of the Change in Control, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of those shares as fully-vested shares of Common Stock. Each such option shall remain exercisable for such fully-vested option shares until the expiration or sooner termination of the option term or the surrender of the option in connection with a Hostile Take-Over.

                 C. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each of his or her outstanding automatic option grants. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to each surrendered option (whether or not the option is otherwise at the time exercisable for those shares) over
(ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. No approval or consent of the Board or any Committee shall be required in connection with such option surrender and cash distribution.

                 D. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same.

                 E. The grant of options under the Automatic Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     III.        REMAINING TERMS

                 The remaining terms of each option granted under the Automatic Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.





                                      20.

                                  ARTICLE SIX

                                 MISCELLANEOUS


       I.        FINANCING

                 A. The Committee may permit any Optionee or Participant who is an officer of the Corporation to pay the option exercise price under the Discretionary Option Grant Program or the purchase price for shares issued under the Stock Issuance Program by delivering a full-recourse, interest
bearing promissory note payable in one or more installments.   The terms of any
such promissory note (including the interest rate and the terms of repayment) shall be established by the Committee in its sole discretion. In all events, the maximum credit available to the Optionee or Participant may not exceed the sum of (i) the aggregate option exercise price or purchase price payable for the purchased shares plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

                 B. The Committee may, in its discretion, determine that one or more such promissory notes shall be subject to forgiveness by the Corporation in whole or in part upon such terms as the Committee may deem appropriate.

     II.         EFFECTIVE DATE AND TERM OF THE PLAN

                 A. The Plan was adopted by the Board on June 18, 1997. The Plan shall become effective upon stockholder approval of the Plan at the 1997 Annual Stockholders Meeting. If such stockholder approval is not obtained, the Plan shall terminate.

                 B. The Plan shall serve as the successor to the Predecessor Plan, and no further option grants or direct stock issuances shall be made under the Predecessor Plan after the date of the 1997 Annual Stockholders Meeting. All options outstanding under the Predecessor Plan on that date shall be incorporated into the Plan at that time and shall be treated as outstanding options under the Plan. However, each outstanding option so incorporated shall continue to be governed solely by the terms of the documents evidencing such option, and no provision of the Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such incorporated options with respect to their acquisition of shares of Common Stock.

                 C. One or more provisions of the Plan, including (without limitation) the option/vesting acceleration provisions of Article Two relating to Corporate Transactions and Changes in Control, may, in the Committee's discretion, be extended to one or more options incorporated from the Predecessor Plan which do not otherwise contain such provisions.





                                      21.

                 D. The Plan shall terminate upon the earliest of (i) June 17, 2007, (ii) the date on which all shares available for issuance under the Plan shall have been issued as fully-vested shares or (iii) the termination of all outstanding options in connection with a Corporate Transaction. Upon such Plan termination, all outstanding options and unvested stock issuances shall continue to have force and effect in accordance with the provisions of the documents evidencing such options or issuances.

     III.        AMENDMENT OF THE PLAN

                 A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect any rights and obligations with respect to options, stock appreciation rights or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, amendments to the Plan shall be subject to approval of the Corporation's stockholders to the extent required by applicable laws or regulations.

                 B. Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant Program and shares of Common Stock may be issued under the Stock Issuance Program that are in each instance in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under those programs are held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess grants or issuances are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

     IV.         USE OF PROCEEDS

                 Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

       V.        REGULATORY APPROVALS

                 A. The implementation of the Plan, the granting of any option or stock appreciation right under the Plan and the issuance of any shares of Common Stock (i) upon the exercise of any option or stock appreciation right or (ii) under the Stock Issuance Program shall be subject to the Corporation's procurement of all approvals and permits





                                      22.

required by regulatory authorities having jurisdiction over the Plan, the options and stock appreciation rights granted under it and the shares of Common Stock issued pursuant to it.

                 B. No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws and all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading.

     VI.         NO EMPLOYMENT/SERVICE RIGHTS

                 Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.





                                      23.

                                    APPENDIX


                 The following definitions shall be in effect under the Plan:

         A. AUTOMATIC OPTION GRANT PROGRAM shall mean the automatic option grant program in effect under the Plan.

         B.      BOARD shall mean the Corporation's Board of Directors.

         C. CHANGE IN CONTROL shall mean a change in ownership or control of the Corporation effected through either of the following transactions:

                      (i) the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders, which the Board does not recommend such stockholders to accept, or

                      (ii) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

         D.      CODE shall mean the Internal Revenue Code of 1986, as amended.

         E. COMMITTEE shall mean the particular entity, whether the Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Plan with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under the Plan with respect to the persons under its jurisdiction.

         F.      COMMON STOCK shall mean the Corporation's common stock.

         G. CORPORATE TRANSACTION shall mean either of the following stockholder-approved transactions to which the Corporation is a party:





                                      A-1.

                      (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction; or

                      (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

         H. CORPORATION shall mean Xetel Corporation, a Delaware corporation, and any corporate successor to all or substantially all of the assets or voting stock of Xetel Corporation which shall by appropriate action adopt the Plan.

         I. DISCRETIONARY OPTION GRANT PROGRAM shall mean the discretionary option grant program in effect under the Plan.

         J. ELIGIBLE DIRECTOR shall mean a non-employee Board member eligible to participate in the Automatic Option Grant Program in accordance with the eligibility provisions of Article One.

         K. EMPLOYEE shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

         L. EXERCISE DATE shall mean the date on which the Corporation shall have received written notice of the option exercise.

         M. FAIR MARKET VALUE per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                      (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                      (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Committee to be the primary market for the Common





                                      A-2.

         Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

         N. HOSTILE TAKE-OVER shall mean the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept.

         O. INCENTIVE OPTION shall mean an option which satisfies the requirements of Code Section 422.

         P. INVOLUNTARY TERMINATION shall mean the termination of the Service of any individual which occurs by reason of:

                      (i) such individual's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

                      (ii) such individual's voluntary resignation following (A) a change in his or her position with the Corporation which materially reduces his or her level of responsibility, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and participation in corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual's place of employment by more than fifty
         (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual's consent.

         Q. MISCONDUCT shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary).

         R. 1934 ACT shall mean the Securities Exchange Act of 1934, as amended.





                                      A-3.

         S. NON-STATUTORY OPTION shall mean an option not intended to satisfy the requirements of Code Section 422.

         T. OPTIONEE shall mean any person to whom an option is granted under the Discretionary Option Grant, Automatic Option Grant or Director Fee Option Grant Program.

         U. PARENT shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         V. PARTICIPANT shall mean any person who is issued shares of Common Stock under the Stock Issuance Program.

         W. PERMANENT DISABILITY OR PERMANENTLY DISABLED shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more. However, solely for the purposes of the Automatic Option Grant Program, Permanent Disability or Permanently Disabled shall mean the inability of the non-employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

         X. PLAN shall mean the Corporation's 1997 Stock Incentive Plan, as set forth in this document.

         Y. PLAN EFFECTIVE DATE shall mean the date of the 1997 Annual Stockholders Meeting.

         Z. PREDECESSOR PLAN shall mean the Corporation's existing 1992 Stock Option Plan.

         AA.     PRIMARY COMMITTEE shall mean the committee of two (2) or more non-employee Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders.

         AB.     SALARY INVESTMENT OPTION GRANT PROGRAM shall mean the salary investment grant program in effect under the Plan.





                                      A-4.

         AC.     SECONDARY COMMITTEE shall mean a committee of two (2) or more
Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to eligible persons other than
Section 16 Insiders.

         AD.     SECTION 16 INSIDER shall mean an officer or director of the
Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

         AE.     SERVICE shall mean the performance of services to the
Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance.

         AF.     STOCK EXCHANGE shall mean either the American Stock Exchange or the New York Stock Exchange.

         AG.     STOCK ISSUANCE AGREEMENT shall mean the agreement entered into by the Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.

         AH.     STOCK ISSUANCE PROGRAM shall mean the stock issuance program in effect under the Plan.

         AI.     SUBSIDIARY shall mean any corporation (other than the
Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         AJ.     TAKE-OVER PRICE shall mean the greater of (i) the Fair Market
Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over or (ii) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over. However, if the surrendered option is an Incentive Option, the Take-Over Price shall not exceed the clause (i) price per share.

         AK.     10% STOCKHOLDER shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).





                                      A-5.

                                   EXHIBIT 10.31

                               XETEL CORPORATION
                          EMPLOYEE STOCK PURCHASE PLAN


      I.         PURPOSE OF THE PLAN

                 This Employee Stock Purchase Plan is intended to promote the interests of XeTel Corporation by providing eligible employees of the Corporation with the opportunity to acquire a proprietary interest in the Corporation through participation in a payroll-deduction based employee stock purchase plan designed to qualify under Section 423 of the Code.

                 Capitalized terms herein shall have the meanings assigned to such terms in the attached Appendix.

     II.         ADMINISTRATION OF THE PLAN

                 The Plan Administrator shall have full authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of Code Section 423. Decisions of the Plan Administrator shall be final and binding on all parties having an interest in the Plan. The Plan Administrator may designate one or more employees of the Corporation to carry out the day to day administration of the Plan.

     III.        STOCK SUBJECT TO PLAN

                 A. The stock purchasable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares of Common Stock purchased on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed One Million (1,000,000) shares.

                 B. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and class of securities issuable under the Plan, (ii) the maximum number and class of securities purchasable per Participant on any one Purchase Date and (iii) the number and class of securities and the price per share in effect under each outstanding purchase right in order to prevent the dilution or enlargement of benefits thereunder.

     IV.         PURCHASE PERIODS

                 A. Shares of Common Stock shall be offered for purchase under the Plan through a series of successive purchase periods until such time as (i) the maximum number of shares of Common Stock available for issuance under the Plan shall have been purchased or (ii) the Plan shall have been sooner terminated.

                 B. The duration of each purchase period shall be determined by the Plan Administrator. The initial purchase period shall commence on the Effective Date and shall end on the last business day of the Corporation's second fiscal quarter for its 1998 fiscal year; the next purchase period shall commence on the first business day of the Corporation's third fiscal quarter for its 1998 fiscal year and shall end on the last business day of the Corporation's fourth quarter for its 1998 fiscal year. Until otherwise designated by the Plan Administrator prior to the start date, subsequent purchase periods shall commence on the first business day of the Corporation's first and third fiscal quarters for each fiscal year and end on the last business day of the Corporation's second and fourth fiscal quarters for each fiscal year.

       V.        ELIGIBILITY

                 A. Each Eligible Employee shall be eligible to enter a purchase period under the Plan which begins on or after his or her completion of any minimum Service period established by the Plan Administrator as a condition to participation in that purchase period, provided he or she remains an Eligible Employee on the start date of that period.

                 B. To participate in the Plan for a particular purchase period, the Eligible Employee must complete the enrollment forms prescribed by the Plan Administrator (including a stock purchase agreement and a payroll deduction authorization) and file such forms with the Plan Administrator (or its designate) during the enrollment period established for that purchase period by the Plan Administrator.

     VI.         PAYROLL DEDUCTIONS

                 A. The Plan Administrator shall, prior to the start of each purchase period, determine the maximum percentage of Cash Earnings which each Participant may contribute to the Plan through payroll deductions during that purchase period; provided, however, that the maximum percentage shall in no event exceed fifteen percent (15%) of such Cash Earnings. Each Participant may then authorize a level of payroll deduction to be in effect for such purchase period in any multiple of one percent (1%) of the Cash Earnings paid to him or her during that purchase period, up to the maximum percentage established by the Plan Administrator for such purchase period. The rate of payroll deduction authorized by each Participant shall continue in effect from purchase period to purchase period, except to the extent such rate is changed in accordance with the following guidelines:





                                       2.

                      (i) The Participant may, during the enrollment period prior to the commencement of any new purchase period, increase the rate of his or her payroll deduction by filing the appropriate form with the Plan Administrator. The new rate (which may not exceed the maximum percentage authorized by the Plan Administrator for that purchase period and must be in one percent (1%) increments) shall become effective on the first purchase period following the filing of such form.

                      (ii) The Participant may, during the enrollment period prior to the commencement of any new purchase period, decrease the rate of his or her payroll deduction by filing the appropriate form with the Plan Administrator. The new rate (which must be at least one percent (1%) of his or her Cash Earnings) shall become effective on the first purchase period following the filing of such form.

                 B. Payroll deductions shall begin on the first pay day following the start date of the purchase period and shall (unless sooner terminated by the Participant) continue through the pay day ending with or immediately prior to the last day of the purchase period. The amounts so collected shall be credited to the Participant's book account under the Plan, but no interest shall be paid on the balance from time to time outstanding in such account. The amounts collected from the Participant shall not be held in any segregated account or trust fund and may be commingled with the general assets of the Corporation and used for general corporate purposes.

                 C. Payroll deductions shall automatically cease upon the termination of the Participant's purchase right in accordance with the provisions of the Plan.

                 D. The Participant's acquisition of Common Stock under the Plan on any Purchase Date shall neither limit nor require the Participant's acquisition of Common Stock on any subsequent Purchase Date.

     VII.        PURCHASE RIGHTS

                 A. GRANT OF PURCHASE RIGHT. A Participant shall be granted a separate purchase right on the start date of each purchase period in which he or she participates. The purchase right shall provide the Participant with the right to purchase shares of Common Stock on the Purchase Date upon the terms set forth below. The Participant shall execute a stock purchase agreement embodying such terms and such other provisions (not inconsistent with the Plan) as the Plan Administrator may deem advisable.

                 Under no circumstances shall purchase rights be granted under the Plan to any Eligible Employee if such individual would, immediately after the grant, own (directly or indirectly within the meaning of Code Section 424(d)), or hold outstanding options or other





                                       3.

rights to purchase, stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Corporation or any Corporate Affiliate.

                 B. EXERCISE OF THE PURCHASE RIGHT. Each purchase right shall be automatically exercised on the Purchase Date, and shares of Common Stock shall accordingly be purchased on behalf of each Participant on such date. The purchase shall be effected by applying the Participant's payroll deductions for the purchase period ending on such Purchase Date to the purchase of whole shares of Common Stock (subject to the limitation on the maximum number of shares purchasable per Participant on any one Purchase Date and any other limitation imposed by the Plan Administrator) at the purchase price in effect for that Purchase Date.

                 C. PURCHASE PRICE. The purchase price per share at which Common Stock will be purchased on the Participant's behalf on each Purchase Date shall not be less than eighty-five percent (85%) of the lower of
(i) the Fair Market Value per share of Common Stock on the start date of the purchase period or (ii) the Fair Market Value per share of Common Stock on that Purchase Date. The Plan Administrator shall determine the exact percentage discount prior to the start of each purchase period.

                 D. NUMBER OF PURCHASABLE SHARES. The number of shares of Common Stock purchasable by a Participant on each Purchase Date shall be the number of whole shares obtained by dividing the amount collected from the Participant through payroll deductions during the purchase period ending with that Purchase Date by the purchase price in effect for the Participant for that Purchase Date. However, the maximum number of shares of Common Stock purchasable per Participant on any one Purchase Date shall not exceed the number specified by the Plan Administrator for that Purchase Date prior to the start date of the purchase period ending with that Purchase Date. Until otherwise designated by the Plan Administrator, the maximum number of shares of Common Stock purchasable per Participant on any one Purchase Date shall not exceed 1,500 shares, subject to periodic adjustments in the event of certain changes in the Corporation's capitalization.

                 E. EXCESS PAYROLL DEDUCTIONS. Any payroll deductions not applied to the purchase of shares of Common Stock on any Purchase Date because they are not sufficient to purchase a whole share of Common Stock shall be held for the purchase of Common Stock on the next Purchase Date. However, any payroll deductions not applied to the purchase of Common Stock by reason of the limitation on the maximum number of shares purchasable by the Participant on the Purchase Date shall be promptly refunded.

                 F. TERMINATION OF PURCHASE RIGHT. The following provisions shall govern the termination of outstanding purchase rights:

                               (i) A Participant may, at any time prior to the last day of the purchase period, terminate his or her outstanding purchase right by filing the appropriate form with the Plan Administrator (or its designate),





                                       4.

         and no further payroll deductions shall be collected from the Participant with respect to the terminated purchase right. Any payroll deductions collected during the purchase period in which such termination occurs shall be applied to the purchase of shares on the next scheduled Purchase Date.

                              (ii) The termination of such purchase right shall be irrevocable, and the Participant may not subsequently rejoin the purchase period for which the terminated purchase right was granted. In order to resume participation in any subsequent purchase period, such individual must re-enroll in the Plan (by making a timely filing of the prescribed enrollment forms) during the enrollment period for that new purchase period.

                             (iii) Should the Participant voluntarily or involuntarily cease to remain an Eligible Employee for any reason (including death, disability or change in status) while his or her purchase right remains outstanding, then that purchase right shall immediately terminate. All of the Participant's payroll deductions for the purchase period in which the purchase right so terminates shall be applied to the purchase of shares on the next scheduled Purchase Date.

                              (iv)         Should the Participant cease to
         remain in active service by reason of an approved unpaid leave of absence during a purchase period, then all the payroll deductions collected to date on his or her behalf for that purchase period shall be held for the purchase of shares on his or her behalf on the next scheduled Purchase Date. In no event, however, shall any further payroll deductions be collected on the Participant's behalf during such leave. Upon the Participant's return to active service, he or she may resume participation in any purchase period commencing after such return by re-enrolling in the Plan during the enrollment period for that purchase period.

                 G. CORPORATE TRANSACTION. Each outstanding purchase right shall automatically be exercised, immediately prior to the effective date of any Corporate Transaction, by applying the payroll deductions of each Participant for the purchase period in which such Corporate Transaction occurs to the purchase of whole shares of Common Stock at a purchase price per share equal to eighty-five percent (85%) (or such greater percentage as the Plan Administrator may have established for the purchase period in which such Corporate Transaction occurs) of the lower of (i) the Fair Market Value per share of Common Stock on the start date of the purchase period in which such Corporate Transaction occurs or (ii) the Fair Market Value per share of Common Stock immediately prior to the effective date of such Corporate Transaction. However, the applicable limitation on the number of shares of Common Stock purchasable per Participant shall continue to apply to any such purchase.





                                       5.

                 The Corporation shall use reasonable efforts to provide prior written notice of the occurrence of any Corporate Transaction, and Participants shall, following the receipt of such notice, have the right to terminate their outstanding purchase rights prior to the effective date of the Corporate Transaction.

                 H. PRORATION OF PURCHASE RIGHTS. Should the total number of shares of Common Stock to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares then available for issuance under the Plan, the Plan Administrator shall make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and the payroll deductions of each Participant, to the extent in excess of the aggregate purchase price payable for the Common Stock pro-rated to such individual, shall be refunded.

                 I. ASSIGNABILITY. No purchase right granted under the Plan shall be assignable or transferable by the Participant other than by will or by the laws of descent and distribution following the Participant's death, and during the Participant's lifetime, the purchase right shall be exercisable only by the Participant.

                 J. STOCKHOLDER RIGHTS. A Participant shall have no stockholder rights with respect to the shares subject to his or her outstanding purchase right until the shares are purchased on the Participant's behalf in accordance with the provisions of the Plan and the Participant has become a holder of record of the purchased shares.

   VIII.         ACCRUAL LIMITATIONS

                 A. No Participant shall be entitled to accrue rights to acquire Common Stock pursuant to any purchase right outstanding under this Plan if and to the extent such accrual, when aggregated with (i) rights to purchase Common Stock accrued under any other purchase right granted under this Plan and
(ii) similar rights accrued under other employee stock purchase plans within the meaning of Code Section 423 of the Corporation or any Corporate Affiliate, would otherwise permit such Participant to purchase more than Twenty-Five Thousand Dollars ($25,000) worth of stock of the Corporation or any Corporate Affiliate (determined on the basis of the Fair Market Value of such stock on the date or dates such rights are granted) for each calendar year such rights are at any time outstanding.

                 B. For purposes of applying such accrual limitations to the purchase rights granted under the Plan, the following provisions shall be in effect:

                               (i) The right to acquire Common Stock under each outstanding purchase right shall accrue on the Purchase Date in effect for the purchase period for which such right is granted.

                              (ii) No right to acquire Common Stock under any outstanding purchase right shall accrue to the extent the Participant has





                                       6.

         already accrued in the same calendar year the right to acquire Common Stock under one (1) or more other purchase rights at a rate equal to Twenty-Five Thousand Dollars ($25,000) worth of Common Stock (determined on the basis of the Fair Market Value per share on the date or dates of grant) for each calendar year such rights were at any time outstanding.

                 C. If by reason of such accrual limitations, any purchase right of a Participant does not accrue for a particular purchase period, then the payroll deductions which the Participant made during that purchase period with respect to such purchase right shall be promptly refunded.

                 D. In the event there is any conflict between the provisions of this Article and one or more provisions of the Plan or any instrument issued thereunder, the provisions of this Article shall be controlling.

     IX.         EFFECTIVE DATE AND TERM OF THE PLAN

                 A. The Plan was adopted by the Board on November 4, 1996 and shall become effective on the Effective Date, provided no purchase rights granted under the Plan shall be exercised, and no shares of Common Stock shall be issued hereunder, until (i) the Plan shall have been approved by the stockholders of the Corporation and (ii) the Corporation shall have complied with all applicable requirements of the 1933 Act (including the registration of the shares of Common Stock issuable under the Plan on a Form S-8 registration statement filed with the Securities and Exchange Commission), all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which the Common Stock is listed for trading and all other applicable requirements established by law or regulation. In the event such stockholder approval is not obtained, or such compliance is not effected, within ten (10) months after the date on which the Plan is adopted by the Board, the Plan shall terminate and have no further force or effect, and all sums collected from Participants during the initial purchase period hereunder shall be refunded.

                 B. Unless sooner terminated by the Board, the Plan shall terminate upon the earliest of (i) the last business day of the Corporation's fiscal year 2007, (ii) the date on which all shares available for issuance under the Plan shall have been sold pursuant to purchase rights exercised under the Plan or (iii) the date on which all purchase rights are exercised in connection with a Corporate Transaction. No further purchase rights shall be granted or exercised, and no further payroll deductions shall be collected, under the Plan following such termination.

       X.        AMENDMENT OF THE PLAN

                 The Board may alter, amend, suspend or discontinue the Plan at any time to become effective immediately following the close of any purchase period. However, the





                                       7.

Board may not, without the approval of the Corporation's stockholders, (i) materially increase the number of shares of Common Stock issuable under the Plan or the maximum number of shares purchasable per Participant on any one Purchase Date, except for permissible adjustments in the event of certain changes in the Corporation's capitalization, (ii) alter the purchase price formula so as to reduce the purchase price payable for the shares of Common Stock purchasable under the Plan or (iii) materially increase the benefits accruing to Participants under the Plan or materially modify the requirements for eligibility to participate in the Plan.

         XI.     GENERAL PROVISIONS

                 A. All costs and expenses incurred in the administration of the Plan shall be paid by the Corporation.

                 B. Nothing in the Plan shall confer upon the Participant any right to continue in the employ of the Corporation or any Corporate Affiliate for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Corporate Affiliate employing such person) or of the Participant, which rights are hereby expressly reserved by each, to terminate such person's employment at any time for any reason, with or without cause.





                                       8.

                                   SCHEDULE A

                         CORPORATIONS PARTICIPATING IN
                          EMPLOYEE STOCK PURCHASE PLAN
                            AS OF THE EFFECTIVE DATE



                               XeTel Corporation

                                    APPENDIX


                 The following definitions shall be in effect under the Plan:


        A.       BOARD shall mean the Corporation's Board of Directors.

                 B. CASH EARNINGS shall mean the (i) gross base salary payable to a Participant by one or more Participating Corporations during such individual's period of participation in one or more purchase periods under the Plan before deduction of any income or employment taxes plus (ii) any pre-tax contributions made by the Participant to any Code Section 401(k) salary deferral plan or any Code Section 125 cafeteria benefit program now or hereafter established by the Corporation or any Corporate Affiliate plus (iii) all gross overtime payments, bonuses, commissions, current profit-sharing distributions and other incentive-type payments before deduction of any income or employment taxes. However, Cash Earnings shall NOT include any contributions (other than Code Section 401(k) or Code Section 125 contributions) made on the Participant's behalf by the Corporation or any Corporate Affiliate under any employee benefit or welfare plan now or hereafter established.

                 C. CODE shall mean the Internal Revenue Code of 1986, as amended.

                 D. COMMON STOCK shall mean the Corporation's common stock.

                 E. CORPORATE AFFILIATE shall mean any parent or subsidiary corporation of the Corporation as determined in accordance with Code
Section 424, whether now existing or subsequently established.

                 F. CORPORATE TRANSACTION shall mean either of the following stockholder-approved transactions to which the Corporation is a party:

                      (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

                      (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Corporation in complete liquidation or dissolution of the Corporation.

                 G. CORPORATION shall mean XeTel Corporation, a Delaware corporation, and any corporate successor to all or substantially all of the assets or voting stock of XeTel Corporation which shall by appropriate action adopt the Plan.

                 H.       EFFECTIVE DATE shall mean January 17, 1997.

                 I. ELIGIBLE EMPLOYEE shall mean any person who is employed by a Participating Corporation on a basis under which he or she is regularly expected to render more than twenty (20) hours of service per week for more than five (5) months per calendar year for earnings considered wages under Code Section 3401(a).

                 J. FAIR MARKET VALUE per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                      (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                      (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                 K. 1933 ACT shall mean the Securities Act of 1933, as amended.

                 L. PARTICIPANT shall mean any Eligible Employee of a Participating Corporation who is actively participating in the Plan.

                 M. PARTICIPATING CORPORATION shall mean the Corporation and such Corporate Affiliate or Affiliates as may be authorized from time to time by the Board to extend the benefits of the Plan to their Eligible Employees. The Participating Corporations in the Plan as of the Effective Time are listed in attached Schedule A.

                 N. PLAN shall mean the Corporation's Employee Stock Purchase Plan, as set forth in this document.

                 O.       PLAN ADMINISTRATOR shall mean the committee of two
(2) or more Board members appointed by the Board to administer the Plan.

                 P. PURCHASE DATE shall mean the last business day of each purchase period.

                 Q. SERVICE shall mean an individual's performance of services for the Corporation or any Corporate Affiliate as an employee, subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

                 R. STOCK EXCHANGE shall mean either the American Stock Exchange or the New York Stock Exchange.

                               XETEL CORPORATION
                                     PROXY
                ANNUAL MEETING OF STOCKHOLDERS, AUGUST 12, 1997
        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                               XETEL CORPORATION


     The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders to be held August 12, 1997 and the Proxy Statement and appoints Kozo Sato and Angelo A. DeCaro, Jr., and each of them, the Proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of XeTel Corporation (the "Company") which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders of the Company to be held at XeTel Corporation, 2105 Gracy Farms Lane, Austin, Texas 78758 on Tuesday, August 12, 1997 at 10:30 A.M. Central Time (the "Annual Meeting"), and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this proxy shall be voted in the manner set forth on the reverse side.

[X] PLEASE MARK YOUR
    VOTES AS IN THIS
    EXAMPLE.
                                                                  WITHHOLD
                                                                 AUTHORITY
                                                                  TO VOTE
                                                                  FOR ALL
                                                          FOR     NOMINEES
1.   To elect a Class I director to serve on the          [ ]        [ ]
     Board of Directors for two years or until his respective successor is duly elected and qualified and to elect two (2) Class II directors to serve on the Board of Directors for three years or until the respective successor of each such Class II director is duly elected and qualified to serve on the Board of Directors:

          Sam L. Densmore (Class I)
          Kozo Sato (Class II)
          Raimon L. Conlisk (Class II)

     WITHHOLD AUTHORITY for the following nominee(s) only: (write the name of the nominee(s)in this space)
                            ----------------------------------------------------


                                                       FOR  AGAINST   ABSTAIN
2.   To approve the Company's 1997 Stock Incentive     [ ]    [ ]       [ ]
     Plan effective as of August 12, 1997.

                                                       FOR  AGAINST   ABSTAIN
3.   To approve the Company's Employee Stock           [ ]    [ ]       [ ]
     Purchase Plan effective as of January 17,
     1997.

The Board of Directors recommends a vote FOR the directors listed above and a vote FOR the other proposals. This proxy, when properly executed, will be voted as specified above. If no specification is made, this Proxy will be voted FOR the election of the directors listed above and FOR the other proposals.



-------------------------------------  -----------------------------------------
SIGNATURE                              SIGNATURE, IF HELD JOINTLY

Date:                , 1997
     ----------------


Please sign above exactly as your name appears on your stock certificate. When shares are held jointly, each person should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. An authorized person should sign on behalf of corporations, partnerships, limited liability companies and associations and give his or her title.